Exhibit 10.1

Execution Version

WAUSAU PAPER CORP.

NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

$50,000,000

5.69% SERIES A SENIOR NOTES DUE APRIL 9, 2017

and

$125,000,000

PRIVATE SHELF FACILITY

Dated as of March 31, 2010

Page

1.

AUTHORIZATION OF ISSUE OF NOTES

1

1.1.

Authorization of Issue of Series A Notes

1

1.2.

Authorization of Issue of Shelf Notes

2

2.

SALE AND PURCHASE OF NOTES

2

2.1.

Purchase and Sale of Series A Notes

2

2.2.

Purchase and Sale of Shelf Notes

2

3.

CLOSING

6

3.1.

Series A Closing

6

3.2.

Facility Closings

6

3.3.

Rescheduled Facility Closings

6

4.

CONDITIONS TO CLOSING

7

4.1.

Representations and Warranties

7

4.2.

Performance; No Default

7

4.3.

Compliance Certificates

7

4.4.

Opinions of Counsel

7

4.5.

Purchase Permitted By Applicable Law, etc

8

4.6.

Payment of Fees

8

4.7.

Payment of Fees of Special Counsel

8

4.8.

Private Placement Number

8

4.9.

Changes in Corporate Structure

8

4.10.

Proceedings and Documents

9

4.11.

Confirmation of Subsidiary Guaranties

9

5.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

9

5.1.

Organization; Power and Authority

9

5.2.

Authorization, etc

9

5.3.

Disclosure

10

5.4.

Organization and Ownership of Shares of Subsidiaries

10

5.5.

Financial Statements

11

5.6.

Compliance with Laws, Other Instruments, etc

11

i

(continued)

Page

5.7.

Governmental Authorizations, etc

12

5.8.

Litigation; Observance of Statutes and Orders

12

5.9.

Taxes

12

5.10.

Title to Property; Leases

12

5.11.

Licenses, Permits, etc

13

5.12.

Compliance with ERISA

13

5.13.

Private Offering by the Company

14

5.14.

Use of Proceeds; Margin Regulations

14

5.15.

Existing Indebtedness

14

5.16.

Foreign Assets Control Regulations, etc

14

5.17.

Status under Certain Statutes

15

5.18.

Environmental Matters

15

6.

REPRESENTATIONS OF THE PURCHASER

16

6.1.

Purchase for Investment

16

6.2.

Source of Funds

16

7.

INFORMATION AS TO COMPANY

17

7.1.

Financial and Business Information

17

7.2.

Officer’s Certificate

20

7.3.

Inspection

20

7.4.

Information Required by Rule 144A

21

8.

PREPAYMENT OF THE NOTES

21

8.1.

Prepayments

21

8.2.

Allocation of Partial Prepayments

22

8.3.

Maturity; Surrender, etc

22

8.4.

Purchase of Notes

22

8.5.

Make-Whole Amount

23

8.6.

Prepayment of Notes upon Change in Control

24

9.

AFFIRMATIVE COVENANTS

25

9.1.

Compliance with Law

25

(continued)

Page

9.2.

Insurance

26

9.3.

Maintenance of Properties

26

9.4.

Payment of Taxes

26

9.5.

Corporate Existence, etc

26

9.6.

Status as Senior Debt

27

9.7.

Most Favored Lender’s Covenant

27

9.8.

Subsequent Guarantors

28

10.

NEGATIVE COVENANTS

29

10.1.

Transactions with Affiliates

29

10.2.

Merger, Consolidation, etc

29

10.3.

Consolidated Net Worth

30

10.4.

Additional Financial Covenants

30

10.5.

Limitation on Priority Debt

31

10.6.

Subsidiary Indebtedness

32

10.7.

Limitation on Liens

33

10.8.

Limitation on Sale of Assets

35

10.9.

Nature of Business

35

10.10.

Limitation on Speculative Swaps

35

10.11.

Limitation on Restricted Payments

36

10.12.

Terrorism Sanction Regulations

36

11.

EVENTS OF DEFAULT

36

12.

REMEDIES ON DEFAULT, ETC

38

12.1.

Acceleration

38

12.2.

Other Remedies

39

12.3.

Rescission

39

12.4.

No Waivers or Election of Remedies, Expenses, etc

39

13.

REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES

40

13.1.

Registration of Notes

40

13.2.

Transfer and Exchange of Notes

40

(continued)

Page

13.3.

Replacement of Notes

41

14.

PAYMENTS ON NOTES

41

14.1.

Place of Payment

41

14.2.

Home Office Payment

41

15.

EXPENSES, ETC

42

15.1.

Transaction Expenses

42

15.2.

Survival

42

16.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT

42

17.

AMENDMENT AND WAIVER

43

17.1.

Requirements

43

17.2.

Solicitation of Holders of Notes

43

17.3.

Binding Effect, etc

44

17.4.

Notes held by Company, etc

44

18.

NOTICES

44

19.

REPRODUCTION OF DOCUMENTS

45

20.

CONFIDENTIAL INFORMATION

45

21.

SUBSTITUTION OF PURCHASER

46

22.

MISCELLANEOUS

47

22.1.

Successors and Assigns

47

22.2.

Payments Due on Non-Business Days

47

22.3.

Severability

47

22.4.

Construction

47

22.5.

Accounting Terms

48

22.6.

Counterparts

48

22.7.

Governing Law

48

22.8.

Transaction References

48

(continued)

Page

INFORMATION SCHEDULE

SCHEDULE A

-

PURCHASER SCHEDULE

SCHEDULE B

-

DEFINED TERMS

SCHEDULE 5.3

-

Disclosure Documents

SCHEDULE 5.4

-

Subsidiaries of the Company

and Ownership of Subsidiary

Stock

SCHEDULE 5.5

-

Financial Statements

SCHEDULE 5.17

-

Certain Regulatory Matters

SCHEDULE 10.6

-

Subsidiary Indebtedness

SCHEDULE 10.7

-

Existing Liens

EXHIBIT 1.1

-

Form of Series A Senior Note

EXHIBIT 1.2

-

Form of Shelf Note

EXHIBIT 2.2(c)

Form of Request for Purchase

EXHIBIT 2.2(e)

Form of Confirmation of Acceptance

EXHIBIT 3.1

Form of Disbursement Direction Letter

EXHIBIT 4.4(a)

-

Form of Opinion of Special Counsel

for the Company

EXHIBIT 4.4(b)

-

Matters to be Covered in Opinion of Special Counsel

for the Purchasers

v

WAUSAU PAPER CORP.
100 Paper Place
Mosinee, WI 54455

As of March 31, 2010

Prudential Investment Management, Inc. (“Prudential”)

Each of the Purchasers named in
  the Purchaser Schedule attached
  hereto as purchasers of Series A Notes
  (the “Initial Purchasers”)

Each other Prudential Affiliate (as hereinafter
  defined) which becomes bound by certain
  provisions of this Agreement as hereinafter
  provided

c/o Prudential Capital Group
Two Prudential Plaza, Suite 5600
Chicago, Illinois  60601

Ladies and Gentlemen:

1.

AUTHORIZATION OF ISSUE OF NOTES.

1.1.

Authorization of Issue of Series A Notes.  The Company will authorize the issue of its 5.69 % senior promissory notes (the “Series A Notes”) in the aggregate principal amount of $50,000,000, to be dated the date of issue thereof, to mature April 9, 2017, and to be substantially in the form of Exhibit 1.1 attached hereto.  The terms “Series A Note” and “Series A Notes” as used herein shall include each Series A Note delivered pursuant to any provision of this Agreement and each Series A Note delivered in substitution or exchange for any other Series A Note pursuant to any such provision.

1.2.

Authorization of Issue of Shelf Notes.  The Company will authorize the issue of its additional senior promissory notes (the “Shelf Notes”) in the aggregate principal amount of $125,000,000, to be dated the date of issue thereof, to mature, in the case of each Shelf Note so issued, no more than 12 years after the date of original issuance thereof, to have an average life, in the case of each Shelf Note so issued, of no more than 10 years after the date of original issuance thereof, to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Shelf Note so issued, in the Confirmation of Acceptance with respect to such Shelf Note delivered pursuant to Section 2.2(e), and to be substantially in the form of Exhibit 1.2 attached hereto.  The terms “Shelf Note” and “Shelf Notes” as used herein shall include each Shelf Note delivered pursuant to any provision of this Agreement and each Shelf Note delivered in substitution or exchange for any such Shelf Note pursuant to any such provision.  The terms “Note” and “Notes” as used herein shall include each Series A Note and each Shelf Note.  Notes which have (i) the same final maturity, (ii) the same principal prepayment dates, (iii) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, (v) the same interest payment periods and (vi) the same date of issuance (which, in the case of a Note issued in exchange for another Note, shall be deemed for these purposes the date on which such Note’s ultimate predecessor Note was issued), are herein called a “Series” of Notes

2.

SALE AND PURCHASE OF NOTES.

2.1.

Purchase and Sale of Series A Notes.  The Company hereby agrees to sell to each Initial Purchaser and, subject to the terms and conditions herein set forth, each Initial Purchaser agrees to purchase from the Company the aggregate principal amount of Series A Notes set forth opposite such Initial Purchaser’s name on the Purchaser Schedule attached hereto at 100% of such aggregate principal amount.

2.2.

Purchase and Sale of Shelf Notes.

(a)

Facility.  Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential Affiliates from time to time, the purchase of Shelf Notes pursuant to this Agreement.  The willingness of Prudential to consider such purchase of Shelf Notes is herein called the “Facility”.  At any time, the aggregate principal amount of Shelf Notes stated in Section 1.2, minus the aggregate principal amount of Shelf Notes purchased and sold pursuant to this Agreement prior to such time, minus the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time, is herein called the “Available Facility Amount” at such time.  NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES BY PRUDENTIAL AFFILIATES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

(b)

Issuance Period.  Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (i) the third anniversary of the date of this Agreement (or if the date of such anniversary is not a Business Day, the Business Day next preceding such anniversary), (ii) the 30th day after Prudential shall have given to the Company, or the Company shall have given to Prudential, a written notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such 30th day is not a Business Day, the Business Day next preceding such 30th day), (iii) the last Closing Day after which there is no Available Facility Amount, (iv) the termination of the Facility under Section 12 of this Agreement, and (v) the acceleration of any Note under Section 12 of this Agreement.  The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period”.

(c)

Request for Purchase.  The Company may from time to time during the Issuance Period make requests for purchases of Shelf Notes (each such request being a “Request for Purchase”).  Each Request for Purchase shall be made to Prudential by facsimile transmission or overnight delivery service, and shall (i) specify the aggregate principal amount of Shelf Notes covered thereby, which shall not be less than $10,000,000 and not be greater than the Available Facility Amount at the time such Request for Purchase is made, (ii) specify the principal amounts, final maturities (which shall be no more than 12 years from the date of issuance), average life (which shall be no more than 10 years from the date of issuance), principal prepayment dates and amounts and interest payment periods (quarterly or semi-annually in arrears) of the Shelf Notes covered thereby, (iii) specify the use of proceeds of such Shelf Notes, (iv) specify the proposed day for the closing of the purchase and sale of such Shelf Notes, which shall be a Business Day during the Issuance Period not less than 10 days and not more than 25 days after the making of such Request for Purchase, (v) specify the number of the account and the name and address of the depository institution to which the purchase prices of such Shelf Notes are to be transferred on the applicable Closing Day for such purchase and sale, (vi) certify that the representations and warranties contained in Section 5 are true on and as of the date of such Request for Purchase and that there exists on the date of such Request for Purchase no Event of Default or Default, and (vii) be substantially in the form of Exhibit 2.2(c) attached hereto.  Each Request for Purchase shall be in writing signed by the Company and shall be deemed made when received by Prudential.

(d)

Rate Quotes.  Not later than five Business Days after the Company shall have given Prudential a Request for Purchase pursuant to Section 2.2(c), Prudential may, but shall be under no obligation to, provide to the Company by telephone or facsimile transmission, in each case between 9:30 A.M. and 1:30 P.M. New York City local time (or such later time as Prudential may elect) interest rate quotes for the several principal amounts, maturities, principal prepayment schedules, and interest payment periods of Shelf Notes specified in such Request for Purchase.  Each quote shall represent the interest rate per annum payable on the outstanding principal balance of such Shelf Notes at which a Prudential Affiliate would be willing to purchase such Shelf Notes at 100% of the principal amount thereof.

(e)

Acceptance.  Within the Acceptance Window with respect to any interest rate quotes provided pursuant to Section 2.2(d), the Company may, subject to Section 2.2(f), elect to accept such interest rate quotes as to not less than $10,000,000 aggregate principal amount of the Shelf Notes specified in the related Request for Purchase.  Such election shall be made by an Authorized Officer of the Company notifying Prudential by telephone or facsimile transmission within the Acceptance Window that the Company elects to accept such interest rate quotes, specifying the Shelf Notes (each such Shelf Note being an “Accepted Note”) as to which such acceptance (an “Acceptance”) relates.  The day the Company notifies Prudential of an Acceptance with respect to any Accepted Notes is herein called the “Acceptance Day” for such Accepted Notes.  Any interest rate quotes as to which Prudential does not receive an Acceptance within the Acceptance Window shall expire, and no purchase or sale of Shelf Notes hereunder shall be made based on such expired interest rate quotes.  Subject to Section 2.2(f) and other terms and conditions hereof, the Company agrees to sell to a Prudential Affiliate or Affiliates, and Prudential agrees to cause the purchase by a Prudential Affiliate or Affiliates of, the Accepted Notes at 100% of the principal amount of such Notes.  As soon as practicable following the Acceptance Day, the Company, Prudential and each Prudential Affiliate which is to purchase any such Accepted Notes will execute a confirmation of such Acceptance substantially in the form of Exhibit 2.2(e) attached hereto (a “Confirmation of Acceptance”).  If the Company should fail to execute and return to Prudential within three Business Days following the Company’s receipt thereof a Confirmation of Acceptance with respect to any Accepted Notes, Prudential may at its election at any time prior to Prudential’s receipt thereof cancel the closing with respect to such Accepted Notes by so notifying the Company in writing.

(f)

Market Disruption.  Notwithstanding the provisions of Section 2.2(e), if Prudential shall have provided interest rate quotes pursuant to Section 2.2(d) and thereafter prior to the time an Acceptance with respect to such quotes shall have been notified to Prudential in accordance with Section 2.2(e) the domestic market for U.S. Treasury securities or other financial instruments shall have closed or there shall have occurred a general suspension, material limitation, or significant disruption of trading in securities generally on the New York Stock Exchange or in the domestic market for U.S. Treasury securities or other financial instruments, then such interest rate quotes shall expire, and no purchase or sale of Shelf Notes hereunder shall be made based on such expired interest rate quotes.  If the Company thereafter notifies Prudential of the Acceptance of any such interest rate quotes, such Acceptance shall be ineffective for all purposes of this Agreement, and Prudential shall promptly notify the Company that the provisions of this Section 2.2(f) are applicable with respect to such Acceptance.

(g)

Fees.

(g)(i).  Structuring Fee.  In consideration for the time, effort and expense involved in the preparation, negotiation and execution of this Agreement, at the time of the execution and delivery of this Agreement by the Company and Prudential, the Company will pay to Prudential in immediately available funds a fee (the “Structuring Fee”) in the amount of $25,000.

(g)(ii).  Issuance Fee.  The Company will pay to each Purchaser in immediately available funds a fee (the “Issuance Fee”) on each Closing Day (including in respect of the Series A Notes) in an amount equal to 0.10% of the aggregate principal amount of Notes sold to such Purchaser on such Closing Day.

(g)(iii).  Delayed Delivery Fee.  If the closing of the purchase and sale of any Accepted Note is delayed for any reason, except as a result of a failure by the Purchaser thereof to fund the purchase price of such Accepted Notes when obligated to do so under the terms of this Agreement, beyond the original Closing Day for such Accepted Note, the Company will pay to each Purchaser which shall have agreed to purchase such Accepted Note (a) on the Cancellation Date or actual closing date of such purchase and sale and (b) if earlier, the next Business Day following 90 days after the Acceptance Day for such Accepted Note and on each Business Day following 90 days after the prior payment hereunder, a fee (herein called the “Delayed Delivery Fee”) calculated as follows:

(BEY – MMY) X DTS/360 X PA

where “BEY” means Bond Equivalent Yield, i.e., the bond equivalent yield per annum of such Accepted Note; “MMY” means Money Market Yield, i.e., the yield per annum on a commercial paper investment of the highest quality selected by Prudential and having a maturity date or dates the same as, or closest to, the Rescheduled Closing Day or Rescheduled Closing Days for such Accepted Note (a new alternative investment being selected by Prudential each time such closing is delayed); “DTS” means Days to Settlement, i.e., the number of actual days elapsed from and including the original Closing Day for such Accepted Note (in the case of the first such payment with respect to such Accepted Note) or from and including the date of the next preceding payment (in the case of any subsequent Delayed Delivery Fee payment with respect to such Accepted Note) to but excluding the date of such payment; and “PA” means Principal Amount, i.e., the principal amount of the Accepted Note for which such calculation is being made.  In no case shall the Delayed Delivery Fee be less than zero.  Nothing contained herein shall obligate any Purchaser to purchase any Accepted Note on any day other than the Closing Day for such Accepted Note, as the same may be rescheduled from time to time in compliance with Section 3.3.

(g)(iv).  Cancellation Fee.  If the Company at any time notifies Prudential in writing that the Company is canceling the closing of the purchase and sale of any Accepted Note, or if Prudential notifies the Company in writing under the circumstances set forth in the last sentence of Section 2.2(e) or the penultimate sentence of Section 3.3 that the closing of the purchase and sale of such Accepted Note is to be canceled, or if the closing of the purchase and sale of such Accepted Note is not consummated on or prior to the last day of the Issuance Period (the date of any such notification or the last day of the Issuance Period, as the case may be, being herein called the “Cancellation Date”), the Company will pay to each Purchaser which shall have agreed to purchase such Accepted Note in immediately available funds an amount (the “Cancellation Fee”) calculated as follows:

PI X PA

where “PI” means Price Increase, i.e., the quotient (expressed in decimals) obtained by dividing (a) the excess of the ask price (as determined by Prudential) of the Hedge Treasury Note(s) on the Cancellation Date over the bid price (as determined by Prudential) of the Hedge Treasury Notes(s) on the Acceptance Day for such Accepted Note by (b) such bid price; and “PA” has the meaning ascribed to it in Section 2.2(g)(iii).  The foregoing bid and ask prices shall be as reported by TradeWeb LLC (or, if such data for any reason ceases to be available through TradeWeb LLC, any publicly available source of similar market data).  Each price shall be based on a U.S. Treasury security having a par value of $100.00 and shall be rounded to the second decimal place.  In no case shall the Cancellation Fee be less than zero.

3.

CLOSING.

3.1.

Series A Closing.

  On April 9, 2010 or any other date prior to April 9, 2010 upon which the Company and the Initial Purchasers may agree (herein called the “Series A Closing Day”), the Company will deliver to each Initial Purchaser at the offices of Schiff Hardin LLP, at 233 S. Wacker Drive, Suite 6600, Chicago, Illinois 60606, one or more Series A Notes registered in such Initial Purchaser’s name (or, if specified in the Purchaser Schedule, in the name of the nominee(s) for such Initial Purchaser specified in the Purchaser Schedule), evidencing the aggregate principal amount of Series A Notes to be purchased by such Initial Purchaser and in the denomination or denominations specified with respect to such Initial Purchaser in the Purchaser Schedule attached hereto, against payment of the purchase price thereof by transfer of immediately available funds for credit to the account or accounts as shall be specified in a letter on the Company’s letterhead, in substantially the form of Exhibit 3.1 attached hereto, from the Company to the Initial Purchasers delivered prior to the Series A Closing Day.

3.2.

Facility Closings.  Not later than 11:30 A.M. (New York City local time) on the Closing Day for any Accepted Notes, the Company will deliver to each Purchaser listed in the Confirmation of Acceptance relating thereto at the offices of Schiff Hardin, LLP, Suite 6600, 233 South Wacker Drive, Chicago, Illinois  60606, or at such other place pursuant to the directions of Prudential, the Accepted Notes to be purchased by such Purchaser in the form of one or more Notes in authorized denominations as such Purchaser may request for each Series of Accepted Notes to be purchased on the Closing Day, dated the Closing Day and registered in such Purchaser’s name (or in the name of its nominee), against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company’s account specified in the Request for Purchase of such Notes.

3.3.

Rescheduled Facility Closings.  If the Company fails to tender to any Purchaser the Accepted Notes to be purchased by such Purchaser on the scheduled Closing Day for such Accepted Notes as provided above in Section 3.1, or any of the conditions specified in Section 4 shall not have been fulfilled by the time required on such scheduled Closing Day, the Company shall, prior to 1:00 P.M., New York City local time, on such scheduled Closing Day notify Prudential (which notification shall be deemed received by each Purchaser) in writing whether (i) such closing is to be rescheduled (such rescheduled date to be a Business Day during the Issuance Period not less than one Business Day and not more than 10 Business Days after such scheduled Closing Day (the “Rescheduled Closing Day”)) and certify to Prudential (which certification shall be for the benefit of each Purchaser) that the Company reasonably believes that it will be able to comply with the conditions set forth in Section 4 on such Rescheduled Closing Day and that the Company will pay the Delayed Delivery Fee in accordance with Section 2.2(g)(iii) or (ii) such closing is to be canceled.  In the event that the Company shall fail to give such notice referred to in the preceding sentence, Prudential (on behalf of each Purchaser) may at its election, at any time after 1:00 P.M., New York City local time, on such scheduled Closing Day, notify the Company in writing that such closing is to be canceled.  Notwithstanding anything to the contrary appearing in this Agreement, the Company may not elect to reschedule a closing with respect to any given Accepted Notes on more than one occasion, unless Prudential shall have otherwise consented in writing.

4.

CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing Day for such Notes is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Closing Day, of the following conditions:

4.1.

Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the applicable Closing Day.

4.2

Performance; No Default.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing Day and after giving effect to the issue and sale of such Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3

Compliance Certificates.

(a)

Officer’s Certificate.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the applicable Closing Day, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)

Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate of its Secretary dated the date of the applicable Closing Day, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of such Notes and this Agreement.

4.4

Opinions of Counsel.

Each Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the applicable Closing Day (a) from Ruder Ware, L.L.S.C., counsel for the Company, in the form set forth as Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser’s counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to each Purchaser) and (b) from Schiff Hardin LLP, the Purchasers’ special counsel in connection with such transactions, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

4.5

Purchase Permitted By Applicable Law, etc.

On the applicable Closing Day such Purchaser’s purchase of the Notes to be issued on such Closing Day shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6

Payment of Fees.

The Company shall have paid to Prudential and each Purchaser on or before such Closing Day any fees due it pursuant to or in connection with this Agreement, including any Structuring Fee due pursuant to Section 2.2(g)(i), any Issuance Fee due pursuant to Section 2.2(g)(ii) and any Delayed Delivery Fee due pursuant to Section 2.2(g)(iii).

4.7

Payment of Fees of Special Counsel

Without limiting the provisions of Section 15.1, the Company shall have paid on or before such Closing Day the fees, charges and disbursements of special counsel to the Purchasers referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such Closing Day.

4.8

Private Placement Number.

A Private Placement number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for such Notes.

4.9

Changes in Corporate Structure.

With respect to the Series A Closing Day only, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements delivered to Prudential prior to the date of this Agreement.

4.10

Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

4.11

Confirmation of Subsidiary Guaranties.

With respect to any Closing Day occurring on or after the time that the Company is required to cause any Person to deliver a Guaranty Agreement pursuant to Section 9.8, the Company shall have caused each Guarantor to duly execute and deliver a confirmation (each as amended, modified, restated or otherwise modified from time to time, a “Confirmation of Guaranty”) under which such Guarantor confirms its obligations under the Guaranty Agreement to which it is a party with respect to the Notes being issued on such Closing Day, in form and substance satisfactory to such Purchaser.

5.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to Prudential and each Purchaser that:

5.1.

Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in active status under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.

Authorization, etc.

This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.

Disclosure.

This Agreement and the documents, certificates or other writings (including the financial statements listed on Schedule 5.5 and the financial statements provided pursuant to the terms hereof) delivered to Prudential or the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby, including without limitation, the documents, certificates, or other writings identified on Schedule 5.3 (the “Disclosure Documents”) and any reports provided by the Company pursuant to Section 7.1 hereof, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Since December 31, 2009, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, in the case of the making of this representation at the time of the execution of this Agreement and the issuance of the Series A Notes, or, in the case of the making of this representation at the time of the issuance of a Series of Shelf Notes, since the end of the most recent fiscal year for which audited financial statements described in Section 5.5 had been provided to Prudential prior to the time Prudential provided the interest rate quote to the Company pursuant to Section 2.2(d) with respect to such Series of Shelf Notes.

5.4.

Organization and Ownership of Shares of Subsidiaries.

(a)

Schedule 5.4 is a complete and correct list of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, in each case as of the date of this Agreement.

(b)

All of the outstanding shares of capital stock or similar equity interests of each Subsidiary have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien.

(c)

Each Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)

Each Guarantor, if any, has the corporate power and authority to execute, deliver and perform its obligations under the Guaranty Agreement to which it is a party.  Each Guaranty Agreement, if any, has been duly authorized by all necessary corporate action on the part of each Guarantor which is a party thereto.  Each Guaranty Agreement, if any, constitutes a legal, valid and binding obligation of each Guarantor which is a party thereto enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (i)

applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.5.

Financial Statements.

The Company has delivered to Prudential and each Purchaser copies of (i) the financial statements of the Company and its Subsidiaries listed on Schedule 5.5, (ii) a consolidated balance sheet of the Company and its Subsidiaries as at December 31 in each of the three fiscal years of the Company most recently completed prior to the date as of which this representation is made or repeated to such Purchaser (other than fiscal years completed within 90 days prior to such date for which audited financial statements have not been released) and consolidated statements of income and cash flows and a consolidated statement of shareholders’ equity of the Company and its Subsidiaries for each such year, all reported on by Deloitte & Touche, LLP (or such other nationally recognized accounting firm as may be reasonably acceptable to such Purchaser) and (iii) condensed consolidated balance sheet of the Company and its Subsidiaries as at the end of the quarterly period (if any) most recently completed prior to such date and after the end of such fiscal year (other than quarterly periods completed within 45 days prior to such date for which financial statements have not been released) and the comparable quarterly period in the preceding fiscal year and condensed consolidated statements of income and cash flows for the periods from the beginning of the fiscal years in which such quarterly periods are included to the end of such quarterly periods, prepared by the Company.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

5.6.

Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement and the Notes, and, if applicable, the execution, delivery and performance by each Guarantor of the  Guaranty Agreement to which it is a party, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.

Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with (a) the execution, delivery or performance by the Company of this Agreement or the Notes, or (b) the execution, delivery or performance by any Guarantor of any Guaranty Agreement.

5.8.

Litigation; Observance of Statutes and Orders.

(a)

There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b)

Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9.

Taxes.

The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.

5.10.

Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect.  All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11.

Licenses, Permits, etc.

The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto,

that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12.

Compliance with ERISA.

(a)

The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 430 or 436 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.  The Company, on behalf of Wausau Paper Mills, LLC, is in discussions and expects to continue to be in discussions with the PBGC on the Series A Closing Day, concerning the PBGC's assertion of liability under ERISA on the part of Wausau Paper Mills, LLC to two Plans sponsored by Wausau Paper Mills, LLC.  The PBGC has asserted that as a result of certain cessations of manufacturing operations at the Company's New Hampshire facility on December 31, 2007 and the Company's Maine facility on May 31, 2009, Wausau Paper Mills, LLC became liable for certain obligations to the Plans relating to those facilities under ERISA Section 4062(e).  The liability with respect to the New Hampshire facility Plan under ERISA Section 4062(e) was determined by the PBGC to be $900,000, and the liability with respect to the Maine facility Plan under ERISA Section 4062(e) was determined by the PBGC to be $5,500,000.  These liabilities are anticipated to be satisfied through the use of credit balances and/or cash contributions over a three year period.  While a final agreement with the PBGC has not yet been reached, the Company represents that these liabilities would not individually or in the aggregate be Material.

(b)

The funded percentage of each of the Plans (other than Multiemployer Plans) determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, equals or exceeds 80%.  The funded percentage shall be determined by dividing the aggregate current value of the assets of such Plan allocable to such Plan’s benefit liabilities by the present value of the aggregate benefit liabilities under such Plan.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)

The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)

The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries as reflected on the financial statements provided pursuant to Section 7.1(b) have been determined according to GAAP and present fairly the nature and extent of such obligations, in all material respects.

(e)

The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

5.13.

Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers, each of which has been offered the Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.

Use of Proceeds; Margin Regulations.

The proceeds of the Series A Notes will be used to repay or retire Indebtedness of the Company and for general corporate purposes.  The proceeds of any Series of Shelf Notes will be used as specified in the Request for Purchase with respect to such Series.  No part of the proceeds of the sale of any Notes hereunder will be used to finance a Hostile Tender Offer.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15.

Existing Indebtedness.

Neither the Company nor any of its Subsidiaries has outstanding any Indebtedness except as permitted by Sections 10.4, 10.5 and 10.6.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16.

Foreign Assets Control Regulations, etc.

(a)

Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b)

Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engages in any dealings or transactions with any such Person.  The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(c)

No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

5.17.

Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or except to the limited extent described on Schedule 5.17, the Federal Power Act, as amended.

5.18.

Environmental Matters.

Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.  Except as otherwise disclosed to Prudential and each Purchaser in writing:

(a)

neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

(b)

neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them, other than in a manner permitted by Environmental Laws, and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

(c)

all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.

REPRESENTATIONS OF THE PURCHASER.

6.1.

Purchase for Investment.

Each Purchaser severally represents that it is  a “qualified institutional buyer” as such term is defined in Rule 144A under the Securities Act or an “accredited investor” as such term is defined in Rule 501 under the Securities Act.  Each Purchaser also severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.

Source of Funds.

Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)

the Source is an “insurance company general account” (as that term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)

the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)

the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this Section 6.2(c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)

the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this Section 6.2(d); or

(e)

the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this Section 6.2(e); or

(f)

the Source is a governmental plan; or

(g)

the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)

the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.

INFORMATION AS TO COMPANY.

7.1.

Financial and Business Information.

The Company shall deliver to Prudential and each holder of Notes that is an Institutional Investor:

(a)

Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)

a condensed consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)

condensed consolidated statements of income and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a) to the extent such reports otherwise satisfy the requirements of this Section 7.1(a);

(b)

Annual Statements — within 120 days after the end of each fiscal year of the Company, duplicate copies of,

(i)

a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii)

consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section (b) to the extent such reports otherwise satisfy such requirements;

(c)

SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

(d)

Information provide under Primary Credit Facility — as promptly as practicable and in any event within ten (10) Business Days of transmission thereof, copies of all notices, reports, financial statements or other communications provided under the Primary Credit Facility, excluding routine borrowing requests;

(e)

Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(f)

ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)

with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such final regulations as in effect on the date hereof; or

(ii)

the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)

any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

(g)

Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes or the ability of any Guarantor to perform its obligations under any Guaranty Agreement as from time to time may be reasonably requested by any such holder of Notes subject to the terms of Section 20 hereof.

7.2.

Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section (a) or Section (b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a)

Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.2 through Section 10.8 (inclusive), Section 10.11, any Additional Covenant and any Additional Financial Covenant, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b)

Event of Default — a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.

Inspection.

Subject to Section 20 hereof, the Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a)

No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)

Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

7.4.

Information Required by Rule 144A.

The Company shall, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer (as defined in Rule 144A under the Securities Act) designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act.

8.

PREPAYMENT OF THE NOTES.

8.1.

Prepayments

(a)

Required Prepayments.

(i)

Series A Notes.  The Series A Notes are not subject to any scheduled prepayments.  The entire outstanding principal amount of the Series A Notes shall become due on April 9, 2017, the maturity date of the Series A Notes.

(ii)

Shelf Notes. Each Series of Shelf Notes shall be subject to required prepayments, if any, set forth in the Notes of such Series.

(b)

Optional Prepayments with Make-Whole Amount.

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any Series, in a minimum principal amount of $1,000,000 and integral multiples of $500,000, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Company will give each holder of Notes to be prepaid pursuant to this Section 8.1(b) written notice of each optional prepayment under this Section 8.1(b) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall be irrevocable and specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.2), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole

Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes to be prepaid pursuant to this Section 8.1(b) a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.  Any partial prepayment of the Notes of any Series pursuant to this Section 8.1(b) shall be applied in satisfaction of the required payments and prepayments of principal thereof (including the required payment of principal due upon the maturity thereof) in inverse order of their scheduled due dates.

8.2.

Allocation of Partial Prepayments.

In the case of each partial prepayment of the Notes of any Series, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.3.

Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.4.

Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of such Series in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes of such Series at the time outstanding upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days.  If the holders of more than 10% of the principal amount of the Notes of such Series then outstanding accept such offer, the Company shall promptly notify the remaining holders of the Notes of such Series of such fact and the expiration date for the acceptance by holders of Notes of such Series of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.5.

Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1(b) or 8.6 or is declared to be or otherwise becomes due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the periodic basis on which interest on such Note is payable, if interest is payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City local time) on the Business Day next preceding the Settlement Date with respect to such Called Principal for the most recent actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date on the display designated as “Page PX1” on Bloomberg Financial Markets (or such other display as may replace Page PX1 on Bloomberg Financial Markets or, if Bloomberg Financial Markets shall cease to report such yields or shall cease to be the customary source of information for calculating yield-maintenance amounts on privately placed notes, then such source as is then Prudential Capital Group’s customary source of such information), or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable (including by way of interpolation), the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  In the case of each determination under clause (i) or (ii) of the preceding sentence, such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to that number of decimal places as appears in the coupon of the applicable Note.

“Remaining Average Life” means, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Sections 8.1(b) or 8.6 or is declared to be or otherwise becomes due and payable pursuant to Section 12.1, as the context requires.

8.6.

Prepayment of Notes upon Change in Control .

(a)

Notice of Impending Change in Control.  The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 30 days prior to such action it shall have given to each holder of a Note written notice of such impending Change in Control, which notice shall (1) contain and constitute an offer to prepay the Notes as described in paragraph (c) below on the date of the Change in Control and (2) be accompanied by the certificate described in paragraph (f) below and (ii) contemporaneously with such Change in Control, the Company prepays the Notes pursuant to such offer and in accordance with this Agreement.

(b)

Notice of Change in Control.  The Company will, within three Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of a Note, unless notice has already been given in accordance with paragraph (a) above. Such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) below and shall be accompanied by the certificate described in paragraph (f) below.

(c)

Offer to Prepay Notes.  The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.6 shall be an irrevocable offer to prepay, in accordance with and subject to this Section 8.6, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date, in the case of offers pursuant to paragraph (b), specified in such offer (the “Proposed Prepayment Date”). Such Proposed Prepayment Date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

(d)

Acceptance or Rejection.  A holder of a Note may accept the offer to prepay made pursuant to this Section 8.6 by causing a notice of such acceptance to be delivered to the Company prior to the Proposed Prepayment Date. A failure by a holder of a Note to respond to an offer to prepay made pursuant to this Section 8.6 shall be deemed to constitute an acceptance of such offer by such holder.

(e)

Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.6 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and the Make-Whole Amount, if any, with respect to such principal amount. On the Business Day preceding the date of prepayment, the Company shall deliver to each holder of Notes being prepaid a statement showing the amount due in connection with such prepayment and setting forth the details of the computation of such amount. The prepayment shall be made concurrently with the Change in Control, in the case of an offer pursuant to paragraph (a) and on the Proposed Prepayment Date in the case of an offer pursuant to paragraph (b).  Prepayment pursuant to this Section 8.6 is conditioned upon the occurrence of a Change in Control.

(f)

Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.6 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.6; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.6 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

9.

AFFIRMATIVE COVENANTS.

The Company covenants that during the Issuance Period and so long as any of the Notes are outstanding:

9.1.

Compliance with Law.

The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.2.

Insurance.

The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.

Maintenance of Properties.

The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.4.

Payment of Taxes.

The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company has established adequate reserves therefor in accordance with GAAP on the books of the Company or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.5.

Corporate Existence, etc.

Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence.  Subject to Section 10.8, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or another Subsidiary that is a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.6.

Status as Senior Debt.

The Company will at all times ensure that the Notes will not be subordinate to, and will in all respects rank at least pari passu with, the claims of every other senior unsecured and unsubordinated creditor of the Company.

9.7.

Most Favored Lender’s Covenant.

(a)

Prior to Retirement of Existing Private Notes.  If at any time prior to the time of the Existing Private Notes Retirement (i) a Principal Lending Agreement shall include any Covenant not set forth in such Principal Lending Agreement as of the date of this Agreement or (ii) any Covenant set forth in a Principal Lending Agreement shall be amended, modified or supplemented to make such Covenant more restrictive on the Company and, in either case of (i) or (ii), such Covenant is not already contained in this Agreement or would be more beneficial to the holders of Notes than any analogous Covenant contained in this Agreement (any such Covenant being an “Additional Covenant”), then the Company shall provide written notice thereof (including a copy, certified by the Company as true and complete, of the agreement setting forth such Additional Covenant) to the holders of Notes within five (5) Business Days of such Additional Covenant taking effect.  Thereupon, unless waived in writing by the Required Holders within five (5) Business Days of receipt of such notice by the holders of the Notes, such Additional Covenant shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, without any further action required on the part of any Person, effective as of the date when such Additional Covenant is effective under such Principal Lending Agreement.  The Company further covenants to promptly execute and deliver at its expense (including the reasonable fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement to include such Additional Covenant, provided that the execution and delivery of such amendment shall not be a precondition to the automatic effectiveness of such Additional Covenant in this Agreement as provided for in this Section 9.7(a), but shall merely be for the convenience of the parties hereto.  Until the time of the Existing Private Notes Retirement any Additional Covenant incorporated into this Agreement pursuant to this Section 9.7 shall remain unchanged in this Agreement notwithstanding any subsequent waiver, amendment or other modification of such Additional Covenant under the applicable Principal Lending Agreement the effect of which is to make such Additional Covenant less restrictive with respect to the Company and notwithstanding the termination of the applicable Principal Lending Agreement.

(b)

On and after the Retirement of the Existing Private Notes.  If at any time on or after the time of the Existing Private Notes Retirement a Principal Lending Agreement shall include (which, for the avoidance of doubt shall include any Financial Covenant in effect immediately after the time of the Existing Private Note Retirement) any Financial Covenant (or any Financial Covenant set forth in a Principal Lending Agreement shall be amended or otherwise modified) and such Financial Covenant is not contained in this Agreement or would be more beneficial to the holders of Notes than any analogous Financial Covenant contained in this Agreement (any such Financial Covenant being an “Additional Financial Covenant”), then the Company shall provide written notice thereof (including a copy, certified by the Company as true and complete, of the agreement setting forth such Additional Financial Covenant) to the holders of Notes within five (5) Business Days of such Additional Financial Covenant taking effect.  Thereupon, unless waived in writing by the Required Holders within five (5) Business Days of receipt of such notice by the holders of the Notes, such Additional Financial Covenant shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth full herein, without any further action required on the part of any Person, effective as of the date when such Additional Financial Covenant is effective under such Principal Lending Agreement.  The Company further covenants to promptly execute and deliver at its expense (including the reasonable fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement to include such Additional Financial Covenants, provided that the execution and delivery of such amendment shall not be a precondition to the automatic effectiveness of such Additional Financial Covenant in this Agreement as provided for in this Section 9.7(b), but shall merely be for the convenience of the parties hereto.  Any Additional Financial Covenant incorporated into this Agreement pursuant to this Section 9.7(b) shall remain unchanged in this Agreement notwithstanding any subsequent waiver, amendment or other modification of such Additional Financial Covenant under the applicable Principal Lending Agreement the effect of which is to make such Additional Financial Covenant less restrictive with respect to the Company and notwithstanding the termination of the applicable Principal Lending Agreement; provided, however, that, upon the subsequent elimination of such Additional Financial Covenant or subsequent amendment to such Additional Financial Covenant the effect of which is to make such Additional Financial Covenant less restrictive with respect to the Company and the Company providing notice thereof to Prudential and each holder of a Note of such event, the same shall be deemed eliminated or similarly amended hereunder, as the case may be, if (i) no Default or Event of Default then exists, (ii) such elimination or amendment of such Additional Financial Covenant shall not make this Agreement any less restrictive with respect to the Company and its Subsidiaries than as in effect on the date of this Agreement, as amended by any other amendments hereto, other than as a result of such Additional Financial Covenant, and (iii) if any fee or other compensation is paid to any Person in respect of such elimination or amendment of such Additional Financial Covenant, the Company shall pay each holder of a Note such fee or compensation on a ratable basis relative to the then outstanding aggregate principal amounts of the Notes. The Company further covenants to promptly execute and deliver at its expense (including the reasonable fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement to modify or eliminate such Additional Financial Covenant, provided that the execution and delivery of such amendment shall not be a precondition to the automatic effectiveness of such modification or elimination of such Additional Financial Covenant in this Agreement as provided for in this Section 9.7(b), but shall merely be for the convenience of the parties hereto.

9.8.

Subsequent Guarantors.  The Company covenants that if any Subsidiary is or shall become a co-borrower or co-obligor with the Company, or is or shall become obligated under any Guaranty, other than any Run-Off Guaranty, with respect to the obligations owed by the Company, under any Principal Lending Agreement at any time on or after July 27, 2011, then the Company will (a) cause such Subsidiary to execute and deliver to the holders of the Notes a guaranty agreement (each as amended, supplemented, restated or otherwise modified from time to time, a “Guaranty Agreement”) in form reasonably satisfactory to Prudential and the Required Holder(s) and (b) cause the Indebtedness under this Agreement and the Notes to be included in an Intercreditor Agreement with the holders of the indebtedness issued under such Principal Lending Agreement.  Each such Guaranty Agreement shall be accompanied by a certificate of the Secretary or Assistant Secretary of such Subsidiary certifying such Subsidiary’s charter and by-laws (or comparable governing documents), resolutions of the board of directors (or comparable governing body) of such Subsidiary authorizing the execution and delivery of such Guaranty Agreement and incumbency and specimen signatures of the officers of such Subsidiary executing such documents, and an opinion of counsel for such Subsidiary with respect to such Guaranty Agreement of the type described in Section 4.4.  Nothing in this Section 9.8 shall be construed to limit any restrictions contained in Section 10.6.

10.

NEGATIVE COVENANTS.

The Company covenants that during the Issuance Period and so long as any of the Notes are outstanding:

10.1.

Transactions with Affiliates.

The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or a Subsidiary that is a Wholly-Owned Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

10.2.

Merger, Consolidation, etc.

The Company will not consolidate with or merge with any other corporation or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a)

the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes pursuant to an agreement in form and substance acceptable to each holder;

(b)

immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

(c)

each Subsidiary that has executed and delivered a Guaranty Agreement hereunder which is then in effect confirms by written instrument delivered to each holder of a Note such Subsidiary’s obligations and liabilities under such Guaranty Agreement.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

10.3.

Consolidated Net Worth.

The Company will not at any time permit Consolidated Net Worth to be less than: (i) $200,000,000 plus (ii) the sum, as of the end of each fiscal quarter commencing with the end of the fiscal quarter ended March 31, 2010, of (a) 25% of Consolidated Net Income for the fiscal quarter then ended (with no deduction for a net loss in any such fiscal quarter), and (b) 100% of the proceeds of the issuance of any Equity Interests, such increases to be cumulative.  The calculation of Consolidated Net Worth for purposes of this Section 10.3 (only) shall be adjusted to exclude (1) all “accumulated other comprehensive income or loss” as shown on the Company’s consolidated balance sheet (i.e., there will be added back to Consolidated Net Worth any such amount that is shown as a negative number and there will be subtracted from Consolidated Net Worth any such amount that is shown as a positive number), provided, however, that the aggregate amount of all such amounts added back to Consolidated Net Worth pursuant to this sentence as of any such date shall not exceed $70,000,000 and (2) Restructuring Charges incurred after the date of this Agreement (i.e. such Restructuring Charges shall be added back to Consolidated Net Worth and Consolidated Net Income), provided, however that the aggregate amount of all such Restructuring Charges added back to Consolidated Net Worth and Consolidated Net Income shall not exceed $40,000,000.

10.4.

Additional Financial Covenants.

(a)

Maximum Consolidated Leverage Ratio.

(i) Prior to Existing Private Notes Retirement.  The Company will not permit the Consolidated Leverage Ratio as of the end of any fiscal quarter ending prior to the Existing Private Notes Retirement to be greater than 55.00%.

(ii) After Existing Private Notes Retirement.  The Company will not permit the Consolidated Leverage Ratio as of the end of any fiscal quarter ending on or after the date of the Existing Private Notes Retirement to be greater than the Applicable Ratio.

For the purposes hereof:

“Applicable Ratio” shall mean 55.00%; provided, however, that for any fiscal quarter ending during an Acquisition Adjustment Period, so long as the Pro Forma Debt to EBITDDA

Ratio does not exceed 2.75 to 1.00 as of the end of any fiscal quarter ending during such Acquisition Adjustment Period, the Applicable Ratio for such fiscal quarter shall be equal to the following:  (1) for the first fiscal quarter in such Acquisition Adjustment Period and for the next three succeeding fiscal quarters ending thereafter (i.e., the first, second, third and fourth fiscal quarters most recently ending after the date of the Acquisition that caused such Acquisition Adjustment Period to begin), the Applicable Ratio shall be equal to 65.00%, and (2) for the next three succeeding fiscal quarters after such fourth fiscal quarter (i.e.., the fifth, sixth and seventh fiscal quarters most recently ending after the date of the Acquisition that caused such Acquisition Adjustment Period to begin), the Applicable Ratio shall be equal to 60.00%.

“Acquisition” shall mean any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (i) acquires any going business or any portion of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

“Acquisition Adjustment Period” shall mean the period beginning on the date of the consummation by the Company and/or any of its Subsidiaries of an Acquisition with an aggregate purchase price greater than $40,000,000 and ending on the last day of the seventh consecutive fiscal quarter most recently ending after the date of the consummation of such Acquisition.“Pro Forma Debt to EBITDDA Ratio” shall mean, as of the end of any fiscal quarter during any Acquisition Adjustment Period, the ratio of (x) Consolidated Funded Indebtedness as of the last day of such fiscal quarter, to (y) Consolidated EBITDDA for the four consecutive fiscal quarters ended on the last date of such fiscal quarter, in each case adjusted on a proforma basis in a manner satisfactory to Prudential and the Required Holder(s) to give effect to the Acquisition that caused such Acquisition Adjustment Period to begin as though such Acquisition had been consummated as of the first day of such period of four consecutive fiscal quarters.

(b)

Minimum Consolidated Interest Coverage Ratio.  As of the end of each fiscal quarter, the Company will not permit the Consolidated Interest Coverage Ratio to be less than 3.00 to 1.00.

10.5.

Limitation on Priority Debt.

(a)

Prior to Existing Private Notes Retirement. The Company will not at any time prior to the Existing Private Notes Retirement permit Priority Debt to exceed 15% of Consolidated Net Worth (determined as provided for in Section 10.3 and as of the then most recently ended fiscal quarter of the Company; the amount of Priority Debt so permitted being the “Permitted Pre-Retirement Priority Debt”); provided, however, that no portion of the Permitted Pre-Retirement Priority Debt may (X) secure, directly or indirectly, any obligations under the Company’s Primary Credit Facility, or (Y) be incurred if an Event of Default or Default then exists or would exist immediately after giving effect thereto.

(b)

After Existing Private Notes Retirement.  The Company will not at any time on or after the Existing Private Notes Retirement permit Priority Debt to exceed 20% of Consolidated Net Worth (determined as of the then most recently ended fiscal quarter of the Company; the amount of Priority Debt so permitted being the “Permitted Post-Retirement Priority Debt”); provided, however, that no portion of the Permitted Post-Retirement Priority Debt may (X) secure, directly or indirectly, any obligations under the Company’s Primary Credit Facility, or (Y) be incurred if an Event of Default or Default then exists or would exist immediately after giving effect thereto.

10.6.

Subsidiary Indebtedness.

The Company will not at any time permit any Subsidiary, directly or indirectly, to create, incur, assume, guarantee, permit to exist or otherwise become directly or indirectly liable with respect to, any Indebtedness other than:

(a)

Indebtedness of a Subsidiary (other than Guaranties) outstanding on the date hereof and described on Schedule 10.6, and any extension, renewal or refunding of such Indebtedness, provided that the principal amount of such Indebtedness being so extended, renewed or refunded shall not be increased from the principal amount thereof outstanding immediately prior to such extension, renewal or refunding;

(b)

Indebtedness of a Subsidiary owed to the Company or a Wholly-Owned Subsidiary that is a Subsidiary;

(c)

Indebtedness evidenced by Swaps permitted under Section 10.10; and Indebtedness evidenced by Guaranties by a Subsidiary of such permitted Swap Indebtedness; provided that concurrently with making any such Guaranty (i) such Subsidiary duly executes and delivers a Guaranty Agreement to each holder of a Note (unless such a Guaranty Agreement has already been so executed and delivered and remains in effect), and (ii) each creditor in favor of which such Guaranty is made duly executes and delivers an Intercreditor Agreement;

(d)

Indebtedness evidenced by Guaranties of the Existing Private Notes and the Existing Primary Credit Facility and any Run-Off Guaranty; provided the Company shall be in compliance with the provisions of Section 9.8;

(e)

Indebtedness evidenced by Other Existing Guaranties and by Guaranties  delivered to holders of Notes pursuant to the terms of this Agreement;

(f)

Indebtedness evidenced by any Future Revolving Lender Guaranty made by a Subsidiary after the Series A Closing Day, provided that concurrently with making such Future Revolving Lender Guaranty (i) such Subsidiary duly executes and delivers a Guaranty Agreement to each holder of a Note (unless such a Guaranty Agreement has already been so executed and delivered and remains in effect), and (ii) each creditor in favor of which such

Future Revolving Lender Guaranty is made duly executes and delivers an  Intercreditor Agreement; and

(g)

additional Indebtedness (other than in respect of Swaps), provided that on the date the Subsidiary incurs or otherwise becomes liable with respect to any such additional Indebtedness and immediately after giving effect thereto and to the application of the proceeds thereof:

(i)

no Default or Event of Default would exist;

(ii)

such Indebtedness can be incurred within the applicable limitations provided in Sections 10.4 and 10.5; and

(iii)

if such Indebtedness constitutes a Guaranty, then such Subsidiary shall concurrently with making such Guaranty execute and deliver a Guaranty Agreement to each holder of a Note (unless such Guaranty Agreement has already been so executed and delivered and remains in effect) and recourse to any rights or remedies under such Guaranty shall be subject to an Intercreditor Agreement.

For purposes of this Agreement (including Sections 10.4, 10.5 and 10.6), any Person becoming a Subsidiary after the date of this Agreement shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Indebtedness.

10.7.

Limitation on Liens.

The Company will not, and will not permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive income or profits, except:

(a)

Liens for taxes, assessments or other governmental charges which are not yet due and payable;

(b)

Liens consisting of judgment or judicial attachment Liens, provided that (i) the claims giving rise to such Liens are being diligently contested in good faith by appropriate proceedings, (ii) adequate reserves for the obligations secured by such Liens have been established and (iii) enforcement of such Liens have been stayed;

(c)

statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable;

(d)

Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

(e)

leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, and which do not in the aggregate materially impair the use of such property in the operation of the business of the Company and its Subsidiaries, taken as a whole, or the value of such property for the purposes of such business;

(f)

Liens existing on the date hereof and reflected in Schedule 10.7 and the extension, renewal or replacement of any such Lien; provided that the Lien under such extension, renewal or replacement encumbers only the same property as that which was previously encumbered by the Lien being so extended, renewed or replaced and secures obligations in an aggregate principal amount not in excess of the principal amount secured immediately prior to such extension, renewal or replacement;

(g)

Liens on property or assets of the Company or any Subsidiary securing Indebtedness owing to the Company or any Wholly-Owned Subsidiary that is a Subsidiary;

(h)

any Liens existing on the property of a corporation at the time such corporation is merged into or consolidated with the Company or a Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation or firm as an entirety to the Company or a Subsidiary, provided that (i) such Liens were not incurred, extended or renewed in contemplation of such acquisition, (ii) the Lien shall attach solely to the assets acquired or purchased, (iii) the aggregate principal amount of Indebtedness secured by such Liens shall be incurred within the applicable limitations set forth in  Sections 10.4 and 10.6, and (iv) such Liens shall not secure Indebtedness which exceeds 100% of the Fair Market Value of the related property at the time of incurrence;

(i)

Liens incurred after the Series A Closing Day on any property acquired or improved by the Company or a Subsidiary and created contemporaneously with or within 180 days of such acquisition or improvement which secure only Indebtedness incurred to finance the purchase or improvement of such property, provided that (i) such Lien extends only to the property acquired or improved (and rights relating thereto), (ii) the aggregate principal amount of Indebtedness secured by such Lien and all other Indebtedness secured by any other Lien on such property or such improvement does not exceed in the aggregate 100% of the lesser of (y) the cost of such property or improvement or (z) the Fair Market Value thereof at the time of incurrence, and (iii) all such Indebtedness shall be incurred within the applicable limitations set forth in Sections 10.4, 10.5 and 10.6; and

(j)

Liens on property securing Priority Debt of the Company or any Subsidiary, provided that such Priority Debt is permitted by the applicable limitations set forth in Section 10.5.

10.8.

Limitation on Sale of Assets.

Except as permitted under Section 10.2, the Company will not, and will not permit any Subsidiary to, make any Asset Disposition unless:

(a)

in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged;

(b)

immediately before and after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

(c)

immediately after giving effect to the Asset Disposition, the Net Proceeds Amount of all property that was the subject of any Asset Disposition occurring (i) during the then current fiscal year of the Company, would not exceed 15% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal quarter of the Company, and (ii) during the period from and after the Series A Closing Day and ending on the date of such Asset Disposition, would not exceed 25% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal quarter of the Company (cumulatively for all Asset Dispositions during such period).

If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section 10.8 as of any date, shall be deemed not to be an Asset Disposition.

10.9.

Nature of Business.

The Company will not, and will not permit any Subsidiary to, engage in any business if, as a result thereof, the general nature of the businesses of the Company and its Subsidiaries, taken as a whole, would be substantially changed from the business of the Company and its Subsidiaries as conducted on the date of this Agreement.

10.10.

Limitation on Speculative Swaps.

The Company will not, and will not permit any Subsidiary to, enter into or incur any Indebtedness with respect to any Swap other than Swaps entered into and maintained in the ordinary course of business of the Company or such Subsidiary (as the case may be) to hedge exchange rate, interest rate or commodity price exposures arising from the operation or financing of its business and not for speculative purposes.

10.11.

Limitation on Restricted Payments.

Prior to the Existing Private Notes Retirement the Company will not, and will not permit any of its Subsidiaries to, declare or pay any dividends or make any distributions on its capital stock (other than dividends payable by the Company consisting only of its own common stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding or set aside funds for any of the foregoing, except that (1) any Subsidiary may declare and pay dividends or make distributions to the Company or to a Wholly-Owned Subsidiary and (2) the Company may declare and pay dividends on its capital stock consistent with past practices, provided that (i) no Default or Event of Default exists or would result from any such dividend payment and (ii) the Company is (before and after giving effect to the proposed dividend) in full compliance with the first sentence of Section 10.3 without giving any effect to the second sentence thereof (i.e., without giving effect to the adjustment to exclude “accumulated other comprehensive income or loss” or to exclude Restructuring Charges).

10.12.

Terrorism Sanction Regulations.

The Company covenants that it will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person.

11.

EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)

the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)

the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)

(i) the Company defaults in the performance of or compliance with any term contained in Section 7.1(e), Section 9.8, Sections 10.2 through 10.8 (inclusive), Section 10.11, any Additional Covenant or Additional Financial Covenant; or (ii) the Company defaults in the performance of or compliance with any term contained in Sections 9.4, 9.5, 9.6, 10.1, 10.9 and 10.10 and such default continues for five Business Days; or

(d)

the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e)

any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f)

(i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other event or condition exists, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due and payable or be declared due and payable before its stated maturity or before its regularly scheduled dates of payment or all or any portion thereof is required to be prepaid, redeemed or defeased (or an offer to do so is required to be made); or

(g)

the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)

a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

(i)

a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 90 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; or

(j)

any Guaranty Agreement that is required to be in effect hereunder shall cease to be in full force and effect for any reason with respect to any party or any Guarantor shall contest or deny the validity or enforceability of any of its obligations under any such Guaranty Agreement; or

(k)

if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there exists any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under any Plan, determined in accordance with Title IV of ERISA, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; provided, however, that the filing of a notice of intent to terminate the Plan sponsored by Wausau Paper Mills, LLC related to the Company’s Maine facility which ceased manufacturing operations on May 31, 2009 or the Plan sponsored by Wausau Paper Mills, LLC related to the Company’s New Hampshire facility which ceased manufacturing operations on December 31, 2007 shall not constitute an Event of Default under this Section 11(k) so long as the aggregate amount of the obligations of the Company and its Subsidiaries resulting from such terminations does not exceed $50,000,000.   As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.

REMEDIES ON DEFAULT, ETC.

12.1.

Acceleration.

(a)

If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable and the Facility shall automatically terminate.

(b)

If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable, and Prudential may at its option, by notice to the Company, terminate the Facility.

(c)

If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.

Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.

Rescission.

At any time after any Notes have been declared due and payable pursuant to paragraph (b) or (c) of Section 12.1, the holders of not less than 50% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.

No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

13.

REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.

Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.

Transfer and Exchange of Notes.

(a)

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same Series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibits 1.1 or 1.2 (as the case may be with respect to Series A Notes or Shelf Notes, respectively).  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes of each Series shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a Series, one Note may be in a denomination of less than $100,000.

Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2 and the first sentence of Section 6.1.

(b)

Each holder of a Note may in its sole discretion make any transfer of its Note to any transferee subject to such transferee agreeing to join the Intercreditor Agreement (and any similar agreement), if any, as a party pursuant to the terms thereof.

13.3.

Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)

in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)

in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.

PAYMENTS ON NOTES.

14.1.

Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Mosinee, Wisconsin at the principal office of the Company in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in the United States of America or the principal office of a bank or trust company in the United States of America.

14.2.

Home Office Payment.

So long as any Purchaser or such Purchaser’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name as specified in Schedule A hereto (in the case of the Series A Notes) or such Purchaser’s Confirmation of Acceptance relating to such Series of Shelf Notes (in the case of a Series of Shelf Notes), or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

15.

EXPENSES, ETC.

15.1.

Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required, local or other counsel) incurred by Prudential, any Purchaser and each holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any Guaranty Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any Guaranty Agreement, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, any Guaranty Agreement and by the Notes.  The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchasers).

15.2.

Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Guaranty Agreement or the Notes, and the termination of this Agreement and any Guaranty Agreement.

16.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by a Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of Prudential, any Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof; provided, however, that the first paragraph of the letter dated March 24, 2010 from Prudential Capital Group to the Company, as accepted and agreed to by the Company, shall not be superseded by this Agreement and the Notes and shall continue in full force and effect.

17.

AMENDMENT AND WAIVER.

17.1.

Requirements.

This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1.1, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20, (c) no such amendment or waiver to Section 2 will be effective without the consent of Prudential, (d) with the written consent of Prudential (and not without the written consent of Prudential), and without the consent of any other holder of Notes, the provisions of Sections 1.2, 2.2 and 3 may be amended or waived (except insofar as any such amendment or waiver would affect any rights or obligations with respect to the purchase and sale of the Series A Notes or any Notes which shall have become Accepted Notes prior to such amendment or waiver), and (e) with the written consent of all of the Purchasers which shall have become obligated to purchase the Series A Notes or Accepted Notes of any Series (and not without the written consent of all such Purchasers), as the case may be, any of the provisions of Section 2, Section 3 and Section 4 may be amended or waived insofar as such amendment or waiver would affect only rights or obligations with respect to the purchase and sale of the Series A Notes or Accepted Notes of such Series or the terms and provisions of such Series A Notes or Accepted Notes, as the case may be.

17.2.

Solicitation of Holders of Notes.

(a)

Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, any Guaranty Agreement or of the Notes.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)

Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof or any Guaranty Agreement or any Note unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.

Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note or under any Guaranty Agreement shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.

Notes held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes or any Guaranty Agreement, or have directed the taking of any action provided herein, in the Notes or in any Guaranty Agreement to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.

NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)

if to Prudential, an Initial Purchaser or such Initial Purchaser’s nominee, at the address specified for such communications in Schedule A, or at such other address as Prudential, such Initial Purchaser or such Initial Purchaser’s nominee shall have specified to the Company in writing,

(ii)

if to any Purchaser of Shelf Notes or any such Purchaser’s nominee, at the address specified for such communications in the Confirmation of Acceptance relating to such Shelf Note, or at such other address as such Purchaser or such Purchaser’s nominee shall have specified to the Company in writing,

(iii)

if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iv)

if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the chief financial officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.  Notwithstanding anything to the contrary in this Section 18, any communication pursuant to Section 2 shall be made by the method specified for such communication in Section 2, and shall be effective to create any rights or obligations under this Agreement only if, in the case of a telephone communication, an Authorized Officer of the party conveying the information and of the party receiving the information are parties to the telephone call, and in the case of a facsimile transmission communication, the communication is signed by an Authorized Officer of the party conveying the information, addressed to the attention of an Authorized Officer of the party receiving the information, and in fact received at the facsimile terminal the number of which is listed for the party receiving the communication in the Information Schedule or at such other facsimile terminal as the party receiving the information shall have specified in writing to the party sending such information.

19.

REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at any closing of the issuance of Notes (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.

CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to a Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by a Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on behalf of such Purchaser, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Notes, this Agreement or any Guaranty Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.

SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser.  In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

22.

MISCELLANEOUS.

22.1.

Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2.

Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3.

Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.

Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5.

Accounting Terms.

(a)

Generally.

All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.  Notwithstanding the foregoing or any other provision of this Agreement providing for any amount to be determined in accordance with GAAP, for purposes of determining compliance with the covenants contained in this Agreement, any election by the Company to measure an item of Indebtedness (other than of the type described in clause (f) of the definition thereof) using fair value (as permitted by Accounting Standards Codification 820-12, formerly known as State of Financial Accounting Standards No. 159, or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b)

Changes in GAAP.

If at any time any change in GAAP would affect the computation of any Financial Covenant set forth in this Agreement, and either the Company, Prudential or the Required Holders shall so request, Prudential, the Holders and the Company shall negotiate in good faith to amend such Financial Covenant in accordance with requirements of Section 17 hereof to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to Prudential and each Holder financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

22.6.

Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.7.

Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

22.8.

Transaction References.

The Company agrees that Prudential and Prudential Capital Group may (a) refer to its role in establishing the Facility, as well as the identity of the Company, the Series A Notes and the maximum aggregate principal amount of the Notes and the date on which the Facility was established, on its internet site or in marketing materials, press releases, published “tombstone” announcements or any other print or electronic medium and (b) display the Company’s corporate logo in conjunction with any such reference.

[SIGNATURES PAGE TO FOLLOW.]

When this Agreement is executed and delivered by the Company, Prudential and the Initial Purchasers, it shall become a binding agreement between the Company, on one hand, and Prudential and each Initial Purchaser, on the other hand.  This Agreement shall also inure to the benefit of each Purchaser which shall have executed and delivered a Confirmation of Acceptance and each such Purchaser shall be bound by this Agreement to the extent provided in such Confirmation of Acceptance.

Very truly yours,

WAUSAU PAPER CORP.

By:    SCOTT P. DOESCHER

Title: Executive Vice President-Finance,

Secretary and Treasurer

SIGNATURE PAGE TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

This Agreement is hereby

Accepted and agreed to as

of the date hereof.

PRUDENTIAL INVESTMENT

  MANAGEMENT, INC.

By:

TAN VU

Vice President

THE PRUDENTIAL INSURANCE COMPANY

  OF AMERICA

By:

TAN VU

Vice President

PRUCO LIFE INSURANCE COMPANY OF

  NEW JERSEY

By:

TAN VU

Vice President

PRUDENTIAL ANNUITIES LIFE

  ASSURANCE CORPORATION

By:

Prudential Investment Management, Inc.,

as investment manager

By:

TAN VU

Vice President

SIGNATURE PAGE TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

FORETHOUGHT LIFE INSURANCE COMPANY

By:

Prudential Private Placement Investors,

L.P. (as Investment Advisor)

By:

Prudential Private Placement Investors, Inc.

(as its General Partner)

By:

TAN VU

Vice President

UNITED OF OMAHA LIFE INSURANCE

  COMPANY

By:

Prudential Private Placement Investors,

L.P. (as Investment Advisor)

By:

Prudential Private Placement Investors, Inc.

(as its General Partner)

By:

TAN VU

Vice President

COMPANION LIFE INSURANCE COMPANY

By:

Prudential Private Placement Investors,

L.P. (as Investment Advisor)

By:

Prudential Private Placement Investors, Inc.

(as its General Partner)

By:

TAN VU

Vice President

SIGNATURE PAGE TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

INFORMATION SCHEDULE

Authorized Officers for Prudential and Prudential Affiliates

P. Scott von Fischer Managing Director Prudential Capital Group Two Prudential Plaza, Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4225 Facsimile: (312) 540-4222	Marie L. Fioramonti Managing Director Prudential Capital Group Two Prudential Plaza, Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4233 Facsimile: (312) 540-4222
Paul G. Price Managing Director Central Credit Prudential Capital Group Four Gateway Center 100 Mulberry Street Newark, New Jersey 07102 Telephone: (973) 802-9819 Facsimile: (973) 802-2333	William S. Engelking Senior Vice President Prudential Capital Group Two Prudential Plaza, Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4214 Facsimile: (312) 540-4222
Julia D. Buthman Senior Vice President Prudential Capital Group Two Prudential Plaza, Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4237 Facsimile: (312) 540-4222	G. Anthony Coletta Vice President Prudential Capital Group Two Prudential Plaza, Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4226 Facsimile: (312) 540-4222
Tan Vu Senior Vice President Prudential Capital Group Two Prudential Plaza, Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-5437 Facsimile: (312) 540-4222	James J. McCrane Vice President Prudential Capital Group 4 Gateway Center Newark, New Jersey 07102-4062 Telephone: (973) 802-4222 Facsimile: (973) 624-6432

1

Charles J. Senner Director Prudential Capital Group4 Gateway Center Newark, New Jersey 07102-4062 Telephone: (973) 802-6660 Facsimile: (973) 624-6432	Dianna D. Carr Vice President Prudential Capital Group Two Prudential Plaza, Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4224 Facsimile: (312) 540-4222
David S. Quackenbush Vice President Prudential Capital Group Two Prudential Plaza, Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4222 Facsimile: (312) 540-4245

Authorized Officers for the Company

Thomas J. Howatt President and CEO Wausau Paper Corp. 100 Paper Place Mosinee, WI. 54455-9099 Telephone: (715) 692-2000 Facsimile: (715) 692-2082	Scott P. Doescher Executive Vice President, Finance Wausau Paper Corp. 100 Paper Place Mosinee, WI. 54455-9099 Telephone: (715) 692-2002 Facsimile: (715) 692-2082

2

SCHEDULE A

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

(1)	All payments to Prudential shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021
Account No.: 304232491 Account Name: PIM Inc. - PCG

(2)	Address for all notices relating to payments:

Prudential Investment Management, Inc. c/o The Prudential Insurance Company of America Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager

(3)	Address for all other communications and notices:

Prudential Investment Management, Inc. c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Tax Identification No.: 22-2540245

(6)	Authorized Officers:

PURCHASER SCHEDULE

		Aggregate Principal Amount of Series A Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$25,050,000.00	$25,050,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces)

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021

Each such wire transfer shall set forth the name of the Company, a reference to “5.69% Series A Senior Notes due April 9, 2017, Security No. INV11218, PPN 943315 B#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716

Attention: Managing Director

(4) Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5) Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

Two Prudential Plaza

180 North Stetson, Suite 5600

Chicago, IL 60601-6716

Attention:  Armando M. Gamboa

Telephone:  (312) 540-4203

(6) Tax Identification No.: 22-1211670

PURCHASER SCHEDULE

		Aggregate Principal Amount of Series A Notes to be Purchased	Note Denomination(s)

	PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY	$5,700,000.00	$5,700,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021
Account No.: P86202 (please do not include spaces) Account Name: Pruco Life of New Jersey Private Placement

Each such wire transfer shall set forth the name of the Company, a reference to “5.69% Series A Senior Notes due April 9, 2017, Security No. INV11218, PPN 943315 B#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pruco Life Insurance Company of New Jersey c/o The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Pruco Life Insurance Company of New Jersey c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

Two Prudential Plaza

180 North Stetson, Suite 5600

Chicago, IL 60601-6716

Attention:  Armando M. Gamboa

Telephone:  (312) 540-4203

(6)	Tax Identification No.: 22-2426091

PURCHASER SCHEDULE

		Aggregate Principal Amount of Series A Notes to be Purchased	Note Denomination(s)

	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION	$6,750,000.00	$6,750,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account No.: P86259 (please do not include spaces) Account Name: American Skandia Life - Private Placements

Each such wire transfer shall set forth the name of the Company, a reference to “5.69% Series A Senior Notes due April 9, 2017, Security No. INV11218, PPN 943315 B#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077

Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716

Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141
Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

Two Prudential Plaza

180 North Stetson, Suite 5600

Chicago, IL 60601-6716

Attention:  Armando M. Gamboa

Telephone:  (312) 540-4203

(6)	Tax Identification No.: 06-1241288

PURCHASER SCHEDULE

		Aggregate Principal Amount of Series A Notes to be Purchased	Note Denomination(s)

	FORETHOUGHT LIFE INSURANCE COMPANY	$3,125,000.00	$3,125,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

State Street Bank ABA # 01100-0028 DDA Account # 24564783 For Further Credit: Forethought Life Insurance Company Fund # 3N1H

Each such wire transfer shall set forth the name of the Company, a reference to “5.69% Series A Senior Notes due April 9, 2017, PPN 943315 B#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All notices of payments and written confirmations of such wire transfers:

Forethought Life Insurance Company Attn: Russell Jackson 300 North Meridian Suite 1800 Indianapolis, IN 46204 with copy to: State Street Bank Attn: Deb Hartner 801 Pennsylvania Kansas City, MO 64105

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director

(4)	Address for Delivery of Notes:

(a)

Send physical security by nationwide overnight delivery

service to:

DTC / New York Window

55 Water Street

New York, NY 10041

Attention:  Robert Mendez

Please include in the cover letter accompanying the Notes a reference to SSB Fund # 3N1H.

(b)

Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 4

100 Mulberry, 7th Floor

Newark, NJ 07102

Attention:  Trade Management, Manager

Telephone:  (973) 367-3141

and

Forethought Life Insurance Company

Attn:  Eric Todd

300 North Meridian

Suite 1800

Indianapolis, IN 46204

(5)	Tax Identification No.: 06-1016329

PURCHASER SCHEDULE

		Aggregate Principal Amount of Series A Notes to be Purchased	Note Denomination(s)

	UNITED OF OMAHA LIFE INSURANCE COMPANY	$7,375,000.00	$7,375,000.00

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

ABA No. 021-000-021

Private Income Processing

For Credit to account:  900-9000200

For further credit to Account Name:  United of Omaha Life

   Insurance Company

For further credit to Account Number:  G09588

Each such wire transfer shall set forth the name of the Company, a reference to “5.69% Series A Senior Notes due April 9, 2017, PPN 943315 B#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank ABA No. 021-000-021 Account No. G09588 Account Name: United of Omaha Life Insurance Co.

Each such wire transfer shall set forth the name of the Company, a reference to “5.69% Series A Senior Notes due April 9, 2017, PPN 943315 B#7” and the due date and application (e.g., type of fee) of the payment being made.

(3)	Address for all notices relating to payments:

JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing - G. Ruiz a/c: G09588

(4)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director

(5)	Address for Delivery of Notes:

(a)

Send physical security by nationwide overnight delivery

service to:

JPMorgan Chase Bank

4 New York Plaza

Ground Floor Receive Window

New York, NY 10004

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (United of Omaha Life Insurance Company; Account Number:  G09588).

(b)

Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 4

100 Mulberry, 7th Floor

Newark, NJ 07102

Attention:  Trade Management, Manager

Telephone:  (973) 367-3141

(6)	Tax Identification No.: 47-0322111

PURCHASER SCHEDULE

		Aggregate Principal Amount of Series A Notes to be Purchased	Note Denomination(s)

	COMPANION LIFE INSURANCE COMPANY	$2,000,000.00	$2,000,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

ABA No. 021-000-021

Private Income Processing

For Credit to account:  900-9000200

For further credit to Company Name:  Companion Life Insurance

   Company

For further credit to Account Number:  G09589

Each such wire transfer shall set forth the name of the Company, a reference to “5.69% Series A Senior Notes due April 9, 2017, PPN 943315 B#7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attention: Income Processing - G. Ruiz a/c: G09589

(3)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Managing Director

(4)	Address for Delivery of Notes:

(a)

Send physical security by nationwide overnight delivery

service to:

JPMorgan Chase Bank

4 New York Plaza

Ground Floor Receive Window

New York, NY 10004

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (Companion Life Insurance Company; Account Number:G09589).

(b)

Send copy by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 4

100 Mulberry, 7th Floor

Newark, NJ 07102

Attention:  Trade Management, Manager

Telephone:  (973) 367-3141

(5)	Tax Identification No.: 13-1595128

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Acceptance” is defined in Section 2.2(e).

“Acceptance Day” is defined in Section 2.2(e).

“Acceptance Window” means, with respect to any interest rate quotes provided by Prudential pursuant to Section 2.2(d), the time period designated by Prudential during which the Company may elect to accept such interest rate quotes as to not less than $10,000,000 in aggregate principal amount of Shelf Notes specified in the related Request for Purchase.  If no such time period is designated by Prudential with respect to any such interest rate quotes, then the Acceptance Window for such interest rate quotes will be two (2) minutes after the time Prudential shall have provided such interest rate quotes to the Company.

“Accepted Note” is defined in Section 2.2(e).

“Acquiror” means any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the Series A Closing Day) or persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Series A Closing Day), other than such a group consisting of a Senior Management Group.

“Additional Covenant” is defined in Section 9.7(a).

“Additional Financial Covenant” is defined in Section 9.7(b).

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Anti-Terrorism Order” means Executive Order 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49,079 (2001), as amended.

“Asset Disposition” means any Transfer except:

(a)

any

(i)

Transfer from a Subsidiary to the Company or a Wholly-Owned Subsidiary that is a Subsidiary, and

(ii)

Transfer from the Company to a Wholly-Owned Subsidiary that is a Subsidiary,

so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists; and

(b)

any Transfer made in the ordinary course of business of property that is either (i) inventory held for sale or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete.

“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“Authorized Officer” shall mean (i) in the case of the Company, its chief executive officer or its chief financial officer or any other officer of the Company designated as an “Authorized Officer” of the Company in the Information Schedule attached hereto or designated as an “Authorized Officer” of the Company for the purpose of this Agreement in an Officer’s Certificate executed by the Company’s chief executive officer or chief financial officer and delivered to Prudential, and (ii) in the case of Prudential or any Prudential Affiliate, any Person designated as an “Authorized Officer” of Prudential and Prudential Affiliates in the Information Schedule or any Person designated as its “Authorized Officer” for the purpose of this Agreement in a certificate executed by one of Prudential’s Authorized Officers or a lawyer in Prudential’s law department.  Any action taken under this Agreement on behalf of the Company by any individual who on or after the date of this Agreement shall have been an Authorized Officer of the Company and whom Prudential or any Prudential Affiliate in good faith believes to be an Authorized Officer of the Company at the time of such action shall be binding on the Company even though such individual shall have ceased to be an Authorized Officer of the Company, and any action taken under this Agreement on behalf of Prudential or any Prudential Affiliate by any individual who on or after the date of this Agreement shall have been an Authorized Officer of Prudential or such Prudential Affiliate and whom the Company in good faith believes to be an Authorized Officer of Prudential or such Prudential Affiliate at the time of such action shall be binding on Prudential or such Prudential Affiliate even though such individual shall have ceased to be an Authorized Officer of Prudential or such Prudential Affiliate.

“Available Facility Amount” is defined in Section 2.2(a).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

“Cancellation Date” is defined in Section 2.2(g)(iv).

“Cancellation Fee” is defined in Section 2.2(g)(iv).

“Capital Lease” means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Change in Control” means the occurrence of any Acquiror (a) becoming the “beneficial owner” (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the Series A Closing Day), directly or indirectly, of more than 50% of the capital stock of the Company having ordinary voting power in the election of the Company’s board of directors or (b) obtaining the power to elect, appoint or cause the election or appointment of at least a majority of the members of the board of directors of the Company, through beneficial ownership of the capital stock of the Company or otherwise.

“Closing Day” shall mean, with respect to the Series A Notes, the Series A Closing Day and, with respect to any Accepted Note, the Business Day specified for the closing of the purchase and sale of such Accepted Note in the Confirmation of Acceptance for such Accepted Note, provided that (i) if the Company and the Purchaser which is obligated to purchase such Accepted Note agree on an earlier Business Day for such closing, the “Closing Day” for such Accepted Note shall be such earlier Business Day, and (ii) if the closing of the purchase and sale of such Accepted Note is rescheduled pursuant to Section 3.3, for all purposes of this Agreement except references to “original Closing Day” in Section 2.2(g)(iii), shall mean the Rescheduled Closing Day with respect to such Accepted Note.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Wausau Paper Corp., a Wisconsin corporation.

“Confidential Information”  is defined in Section 20.

“Confirmation of Acceptance” is defined in Section 2.2(e).

“Confirmation of Guaranty Agreement” is defined in Section 4.11.

“Consolidated EBITDDA” means, for any period, as applied to the Company and its consolidated Subsidiaries without duplication, the sum of the amounts for such period of: (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) all federal and state income tax expense and (iv) all depreciation, depletion and amortization expense, all of the foregoing as determined and computed on a consolidated basis in accordance with GAAP.

“Consolidated Funded Indebtedness” means, as of any date, all Funded Indebtedness of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (a) Consolidated EBITDDA to (b) Consolidated Interest Expense, in each case for the period of four (4) consecutive fiscal quarters ending as of such day.

“Consolidated Interest Expense” means, for any period, as applied to the Company and its consolidated Subsidiaries, all interest expense (whether paid or accrued) and capitalized interest, including without limitation (a) the amortization of debt discount and premium, (b) the interest component under capital leases and Synthetic Lease Obligations and (c) the implied interest component, discount or other similar fees or charges in connection with any asset securitization program, in each case determined on a consolidated basis in accordance with GAAP.

“Consolidated Leverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (a) Consolidated Funded Indebtedness on such day to (b) Consolidated Total Capitalization on such day, expressed as a percentage.

“Consolidated Net Income” means, for any period, the net income, after taxes, of the Company and its consolidated Subsidiaries for such period determined on a Consolidated basis in accordance with GAAP, but excluding, to the extent reflected in determining such net income, (a) extraordinary gains and losses for such period and (b) any equity interests of the Company or any Subsidiary in the un-remitted earnings of any Person that is not a Subsidiary.

“Consolidated Net Worth” means, as of any date, as applied to the Company and its consolidated Subsidiaries, Shareholders’ Equity.

“Consolidated Total Assets” means the total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP (after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries).

“Consolidated Total Capitalization” means Consolidated Funded Indebtedness plus Consolidated Net Worth.

“Covenant” means any covenant (or other provision having a similar effect) that provides credit support including, without limitation, any provision involving a measurement of the Company’s leverage, ability to cover expenses, earnings, net income, fixed charges, interest expense, net worth or other component of the Company’s consolidated financial position, results of operations, shareholders’ equity, assets or liabilities (however expressed and whether stated as a ratio, as a fixed threshold, as an event of default or otherwise).

“Debt Prepayment Application” means, with respect to any Transfer of property, the application by the Company of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Consolidated Funded Debt (other than Consolidated

Funded Debt which is (a) subordinate in right of payment to the Notes, (b) owing to any Affiliate of the Company, or (c) in respect of any revolving credit or similar credit facility providing the Company or any of its Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such application the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds so applied).

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, in respect of any Note, that rate of interest that is equal to the lesser of (a) the maximum rate permitted by applicable law and (b) the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association (or its successors) in New York, New York as its “base” or “prime” rate.

“Delayed Delivery Fee” is defined in Section 2.2(g)(iii).

“Designation Notice” is defined in Section 9.7 (a).

“Disclosure Documents” is defined in Section 5.3.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options, or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights, or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights, or other interests are outstanding on any date of determination.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” means the Employee Retirement Income  Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business  (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Primary Credit Facility” means the Credit Agreement dated as of July 27, 2006 among the Company, certain subsidiaries of the Company, as guarantors, Bank of America, N.A., as administrative agent, and the lenders and other credit providers party thereto, as amended, restated, supplemented or otherwise modified from time to time.

“Existing Note Agreement” means each of those certain Note Purchase Agreements, dated as of August 31, 1999 by and between the Company (f/k/a Wausau Mosinee Paper Corporation) and each Purchaser listed in Schedule A attached thereto (as amended, modified or otherwise supplemented as of the date hereof).

“Existing Private Notes” means each of the Company’s senior promissory notes (as amended, modified or otherwise supplemented as of the date hereof) issued pursuant to the Existing Note Agreement.

“Existing Private Notes Retirement” means that all principal of, interest of and prepayment premium, if any, with respect to all of the Existing Private Notes, and all other amounts owing, if any, at the time of such payment under or with respect to the Existing Note Agreement and the Existing Private Notes, have been paid in full and all Subsidiaries which were obligated under any Guaranty with respect to the Existing Private Note Agreement or the Existing Private Notes have been released from any obligations thereunder other than those obligations remaining under a Run-Off Guaranty or such obligations shall have been otherwise terminated, so long as at the time of such payment, release or termination and after giving effect thereto, no Default or Event of Default exists.

“Facility” is defined in Section 2.2(a).

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

“Financial Covenant” shall mean any Covenant that is related to a balance sheet condition, the results of operations or cash flow, or other financial condition, including, without limitation, any provision involving a measurement of the Company’s leverage, ability to cover expenses, earnings, net income, fixed charges, interest expense, net worth or other component of the Company’s consolidated financial position, results of operations, shareholders’ equity, assets or liability (however expressed and whether stated as a ratio, as a fixed threshold, as an event of default or otherwise)

“Funded Indebtedness” of any Person means at any date, without duplication, the sum of the following calculated in accordance with GAAP:

(a)

all obligations of such Person for borrowed money;

(b)

all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person;

(c)

all Funded Indebtedness of others secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for purposes hereof the amount of such Funded Indebtedness shall be calculated at the greater of (i) the amount of such Funded Indebtedness as to which there is recourse to such Person and (ii) the fair market value of the property which is subject to the Lien;

(d)

all Guaranties of such Person with respect to Funded Indebtedness of others;

(e)

the Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations;

(f)

the maximum amount of all standby letters of credit issued or bankers’ acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent un-reimbursed); and

(g)

the aggregate amount of uncollected accounts receivable subject at such time to a sale or securitization of receivables (or similar transaction) (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP).

The Funded Indebtedness of any Person shall include the Funded Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venture, but only to the extent to which there is recourse to such Person for payment of such Funded Indebtedness.

“Future Revolving Lender Guaranty” means any Guaranty made after the Series A Closing Day by any Subsidiary in favor of any one or more financial institutions (or one or more agents acting on their behalf) guarantying up to $200,000,000 principal amount (outstanding at any one time) of the obligations of the Company under the revolving credit facility (if any) which refinances and replaces the Company’s Existing Primary Credit Facility.

“GAAP”  means generally accepted accounting principles as in effect from time to time in the United States of America applied on a basis consistent with the most recent audited consolidated financial statements of the Company delivered to holders of Notes pursuant to Section 7.1(b) or, if no such statements have been so delivered, the most recent financial statements referred to in Schedule 5.5.

“Governmental Authority”  means

(a)

the government of

(i)

the United States of America or any State or other political subdivision thereof, or

(ii)

any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)

any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guarantor” means, each Subsidiary of the Company that executes and delivers a Guaranty Agreement in connection with this Agreement.

“Guaranty”  means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)

to purchase such indebtedness or obligation or any property constituting security therefor;

(b)

to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)

to lease properties or to purchase Securities or other properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)

otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

For the purposes of all computations made under this Agreement, the amount of any Guaranty in respect of any indebtedness for borrowed money shall be deemed to be equal to the principal amount of such indebtedness which has been guarantied, and the amount of any Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be equal to the maximum aggregate amount of such obligation, liability or dividend.

“Guaranty Agreement” is defined in Section 9.8.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

“Holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Hostile Tender Offer” shall mean, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date on which the Company makes the Request for Purchase of such Note.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a)

its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b)

its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)

all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d)

all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e)

all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f)

Swaps of such Person; and

(g)

any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

“Initial Purchaser” is defined in the addressee line to this Agreement.

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Intercreditor Agreement” means an agreement between the holders of indebtedness issued by the Company and its Subsidiaries containing terms and conditions regarding the rights and obligations of such lenders and in all respects on terms and conditions reasonably acceptable to Prudential and the Required Holders, as amended, modified, restated, or supplemented from time to time.

“Investment” means any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (i) in any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, guaranty (including performance bonds), advance, capital contribution or otherwise, or (ii) in any property.

“Issuance Fee” is defined in Section 2.2(g)(ii).

“Issuance Period” is defined in Section 2.2(b).

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.5.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties or prospects of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement, any Guaranty Agreement or the Notes.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“Net Proceeds Amount” means, with respect to any Transfer of any property by any Person, an amount equal to the difference of:

(a)

the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

(b)

all taxes actually paid on account of such Transfer and all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

“Notes” is defined in Section 1.2.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Other Existing Guaranties” means Guaranties made by any Subsidiary outstanding on the Series A Closing Day and described on Schedule 10.6.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

“Primary Credit Facility” means the Existing Primary Credit Agreement as amended, restated, supplemented or otherwise modified from time to time and any renewal, refinancing, refunding or replacement thereof.

“Principal Lending Agreement” means (i) the Primary Credit Facility and (ii) any other evidence of Indebtedness in an aggregate principal amount in excess of at least $10,000,000 (including, for the avoidance of doubt, the Existing Note Agreement and the Existing Private Notes).

“Priority Debt” means the following:  (i) prior to the Existing Private Notes Retirement, the sum, without duplication, of (a) all Indebtedness of the Company and its Subsidiaries secured by Liens (other than Liens permitted to exist under paragraphs (a) through (i) of Section 10.7), and (b) all Indebtedness of all Subsidiaries of the Company (other than such

Indebtedness permitted to exist under paragraphs (a), (b), (e) and (f) of Section 10.6).  Notwithstanding the foregoing (1) Guaranties by Subsidiaries of the Indebtedness under the Existing Primary Credit Facility shall not constitute Priority Debt under this clause (i) before July 27, 2011 (and thereafter shall constitute Priority Debt under this clause (i)) and (2) Guaranties by any Subsidiary of the Existing Private Notes shall not constitute Priority Debt if (x) the holders of the Notes and the holders of the Existing Private Notes have executed and delivered an amendment to or restatement of the existing Amended and Restated Intercreditor Agreement dated August 31, 1999, applicable to the Existing Private Notes in form and substance satisfactory to the Required Holders, and (y) such Subsidiary is a Guarantor, but Guaranties by Subsidiaries of the Existing Private Notes shall otherwise constitute Priority Debt under this clause (i).

(ii)

On and after the time of the Existing Private Notes Retirement, the sum, without duplication, of (a) all Indebtedness of the Company and its Subsidiaries secured by Liens (other than Liens permitted to exist under paragraphs (a) through (g) of Section 10.7), and (b) all Indebtedness of all Subsidiaries of the Company (other than such Indebtedness permitted to exist under paragraphs (a), (b), (e) and (f) of Section 10.6).  Notwithstanding the foregoing, Guaranties by any Subsidiary of the Indebtedness under the Primary Credit Facility shall not constitute Priority Debt under this clause (ii) if (x) the holders of the Notes and the holders of the Indebtedness under the Primary Credit Facility shall have executed an Intercreditor Agreement in form and substance satisfactory to the Required Holders, and (y) such Subsidiary is a Guarantor, but Guaranties by Subsidiaries of the Indebtedness under the Primary Credit Facility shall otherwise constitute Priority Debt under this clause (ii).

“Property” or “Properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Property Reinvestment Application” means, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company of operating assets to be used in the principal business of the Company.

“Prudential” is defined in the addressee line to this Agreement.

“Prudential Affiliate” means any Affiliate of Prudential.

“Purchasers” shall mean, with respect to the Series A Notes, the Initial Purchasers and, with respect to any Accepted Notes, the Prudential Affiliate(s) which are purchasing such Accepted Notes.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Request for Purchase” is defined in Section 2.2(c).

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Rescheduled Closing Day” is defined in Section 3.3.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Restructuring Charges” means, non-cash charges (including but not limited to, accelerated depreciation, depreciation, impairment, and other similar charges) related to the closure, partial closure, or reduced level of operation of any of the Company’s or Subsidiary’s assets or operating facilities.

“Run-Off Guaranty” means the remaining obligations, if any, under any Guaranty of the Existing Primary Credit Facility, Existing Note Agreement, and Existing Private Notes after payment in full by the Company of the indebtedness for borrowed money (including interest and any prepayment premium or obligation) issued thereunder and pursuant thereto, which by the terms of the Existing Primary Credit Facility, the Existing Note Agreement, the Existing Private Notes or such Guaranty, as the case may be, survive the payment in full of the indebtedness for borrowed money thereunder.

“S&P” means Standard & Poor’s Ratings Group, a division of McGraw Hill, Inc.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Security” shall have the same meaning as in Section 2(1) of the Securities Act.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Senior Management Group” means any two or more persons who are either a member of the Company’s board of directors or a senior corporate officer of the Company, in each case holding such position as of the Series A Closing Day and as of the date of any Change in Control.

“Series” is defined in Section 1.2.

“Series A Notes” is defined in Section 1.1.

“Series A Closing Day” is defined in Section 3.1.

“Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Company and its Subsidiaries as of that date determined in accordance with GAAP.

“Shelf Note” is defined in Section 1.2.

“Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the Series A Closing Day) of the Company.

“Structuring Fee” is defined in Section 2.2(g)(i).

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Stock” means, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Swaps” means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps, commodity swaps, futures contracts, commodity options, caps, floors, collars and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency.  For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

“Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property (including, without limitation, Subsidiary Stock) directly or indirectly (including, without limitation, disposition of any Subsidiary by merger, consolidation or otherwise).

“United States Governmental Security” means any direct obligation of, or obligation guarantied by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

“USA Patriot Act” shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

Schedule 5.3

Disclosure Documents

None.

Schedule 5.3

(to Note Purchase and Private Shelf Agreement)

Schedule 5.4

ALL SUBSIDIARIES OF WAUSAU PAPER CORP.

1.

Wausau Paper Mills, LLC, a Wisconsin limited liability company (100% owned)

2.

Wausau Paper Towel & Tissue, LLC, a Wisconsin limited liability company  (100% owned)

3.

Wausau Timberland Company, LLC, a Wisconsin limited liability company  (100% owned)

4.

The Sorg Paper Company, an Ohio corporation (100% owned)

5.

The Middletown Hydraulic Company, an Ohio corporation (100% owned by The Sorg Paper Company)

Schedule 5.4

(to Note Purchase and Private Shelf Agreement)

Schedule 5.5

Financial Statements

1.

All financial statements contained in the Annual Reports for Wausau Paper Corp. for its fiscal years ended December 31, 2007, 2008 and 2009.

Schedule 5.5

(to Note Purchase and Private Shelf Agreement)

SCHEDULE 5.17

Certain Regulatory Matters

The Company’s Subsidiary, Wausau Paper Mills, LLC, owns and operates hydroelectric dams at its mills in Mosinee and Rhinelander, Wisconsin and Brainerd, Minnesota under licenses granted by the Federal Energy Regulatory Commission (“FERC”) pursuant to the provisions of the Federal Power Act.  Neither the Company nor its Subsidiary is required to obtain the approval of FERC in connection with the Notes, their obligations under the this Agreement or the Facility, or their other financing activities.

Schedule 5.17

(to Note Purchase and Private Shelf Agreement)

SCHEDULE 10.6

Indebtedness of a Subsidiary Outstanding on March 31, 2010

None.

Schedule 10.6

(to Note Purchase and Private Shelf Agreement)

Schedule 10.7

Existing Liens

1.

Citibank, N.A.  has a security interest in the Company’s or its Subsidiaries’ accounts receivable, if any, due from Alcan, Inc. which are purchased, in the face amount less a discount charge, by Citibank, N.A. from the Company or its Subsidiaries as represented by UCC financing statement No. 63847647 filed with the Delaware Secretary of State on November 3, 2006.  Debtor is Wausau Papers Otis Mill, Inc. n/k/a Wausau Paper Mills, LLC.  Secured party is Citibank, N.A.

2.

Citibank, N.A.  has a security interest in the Company’s or its Subsidiaries’ accounts receivable, if any, due from Alcan, Inc. which are purchased, in the face amount less a discount charge, by Citibank, N.A. from the Company or its Subsidiaries as represented by UCC financing statement No. 060014667933 filed with the Wisconsin Department of Financial Institutions on October 4, 2006.  Debtor is Rhinelander Paper Company, Inc. n/k/a Wausau Paper Mills, LLC.  Secured party is Citibank, N.A.

3.

Citibank, N.A.  has a security interest in the Company’s or its Subsidiaries’ accounts receivable, if any, due from Alcan, Inc. which are purchased, in the face amount less a discount charge, by Citibank, N.A. from the Company or its Subsidiaries as represented by UCC financing statement No. 060015075422 filed with the Wisconsin Department of Financial Institutions on October 13, 2006.  Debtor is Mosinee Paper Corporation n/k/a Wausau Paper Mills, LLC.  Secured party is Citibank, N.A.

Schedule 10.7

(to Note Purchase and Private Shelf Agreement)

EXHIBIT 1.1

[FORM OF SERIES A NOTE]

WAUSAU PAPER CORP.

5.69%  SERIES A SENIOR NOTE DUE APRIL 9, 2017

No. _____

[Date]

$________

PPN___________

FOR VALUE RECEIVED, the undersigned, Wausau Paper Corp., a corporation organized and existing under the laws of the State of Wisconsin (herein called the “Company”), hereby promises to pay to ______________________, or registered assigns, the principal sum of _______________ DOLLARS on April 9, 2017, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the rate of 5.69% per annum from the date hereof, payable quarterly on the 9th day of April, July, October and January in each year, commencing with the April 9 , July 9, October 9 or January 9 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest, during the continuance of an Event of Default, on the principal balance hereof and on any overdue payment of any Make-Whole Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.  The “Default Rate” shall mean a rate per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law, and (ii) the greater of (a) 7.69% or (b) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association, from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Make-Whole Amount payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank, National Association,  in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of March 31, 2010 (herein called the “Agreement”), between the Company, on the one hand, and Prudential Investment Management, Inc., the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Exhibit 1.1

(to Note Purchase and Private Shelf Agreement)

This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

WAUSAU PAPER CORP.

By:

Name:

Title:

2

EXHIBIT 1.2

[FORM OF SHELF NOTE]

WAUSAU PAPER CORP.

[____]% Senior Note, Series ___, Due [__________, ____]

No.

ORIGINAL PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:

INTEREST RATE:

INTEREST PAYMENT DATES:

FINAL MATURITY DATE:

PRINCIPAL PREPAYMENT DATES AND AMOUNTS:

PPN______________

FOR VALUE RECEIVED, the undersigned, Wausau Paper Corp., a corporation organized and existing under the laws of the State of Wisconsin (herein called the “Company”), hereby promises to pay to ________________________, or registered assigns, the principal sum of ____________________ DOLLARS [on the Final Maturity Date specified above] [, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof,] with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest, during the continuance of an Event of Default, on the principal balance hereof and on any overdue payment of any Make-Whole Amount, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.  The “Default Rate” shall mean a rate per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law, and (ii) the greater of (a) 2.00% over the Interest Rate specified above or (b) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association,  from time to time in New York City as its Prime Rate.

Payments of principal of, interest on and any Make-Whole Amount payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank, National Association, in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of March 31, 2010 (herein called the “Agreement”), between the Company, on the one hand, and Prudential Investment Management, Inc., the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

Exhibit 1.2

(to Note Purchase and Private Shelf Agreement)

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.   Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

[The Company agrees to make required prepayments of principal on the dates and in the amounts specified above or in the Agreement.]  This Note is [also] subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and  payable in the manner and with the effect provided in the Agreement.

Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

WAUSAU PAPER CORP

By:

Title:

2

EXHIBIT 2.2(c)

[FORM OF REQUEST FOR PURCHASE]

WAUSAU PAPER CORP.

Reference is made to the Note Purchase and Private Shelf Agreement (the “Agreement”), dated as of March 31, 2010, between Wausau Paper Corp. (the “Company”), on the one hand, and Prudential Investment Management, Inc. (“Prudential”), the Initial Purchasers and each Prudential Affiliate which becomes party thereto, on the other hand.  Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Agreement.

Pursuant to Section 2.2(d) of the Agreement, the Company hereby makes the following Request for Purchase:

1.

Aggregate principal amount of

the Shelf Notes covered hereby

(the “Notes”)  ...................  $__________1

2.

Individual specifications of the Notes:

Principal Amount	Final Maturity Date	Principal Prepayment Dates and Amounts	Interest Payment Period

[___] in arrears

3.

Use of proceeds of the Notes:

4.

Proposed day for the closing of the purchase and sale of the Notes:

5.

The purchase price of the Notes is to be transferred to:

Name and Address and ABA Routing Number of Bank	Number of Account

1 Minimum principal amount of $10,000,000.

Exhibit 2.2(c)

(to Note Purchase and Private Shelf Agreement)

6.

The Company certifies that (a) the representations and warranties contained in Section 5 of the Agreement are true on and as of the date of this Request for Purchase and (b) that there exists on the date of this Request for Purchase no Event of Default or Default.

7.

The Issuance Fee to be paid pursuant to the Agreement will be paid by the Company on the closing date.

Dated:

WAUSAU PAPER CORP.

By:

Authorized Officer

2

EXHIBIT 2.2(e)

[FORM OF CONFIRMATION OF ACCEPTANCE]

Reference is made to the Note Purchase and Private Shelf Agreement (the “Agreement”), dated as of March 31, 2010 between Wausau Paper Corp. (the “Company”), on the one hand, and Prudential Investment Management, Inc. (“Prudential”), the Initial Purchasers and each Prudential Affiliate which becomes party thereto, on the other hand.  All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

Prudential or the Prudential Affiliate which is named below as a Purchaser of Shelf Notes hereby confirms the representations as to such Shelf Notes set forth in Section 6 of the Agreement, and agrees to be bound by the provisions of the Agreement applicable to the Purchasers or holders of the Notes.

Pursuant to Section 2.2(f) of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

I.

Accepted Notes:  Aggregate principal

amount $__________________

(A)

(a)

Name of Purchaser:

(b)

Principal amount:

(c)

Final maturity date:

(d)

Principal prepayment dates and amounts:

(e)

Interest rate:

(f)

Interest payment period:

[_______] in arrears

(g)

Payment and notice instructions: As set forth on attached Purchaser Schedule

(B)

(a)

Name of Purchaser:

(b)

Principal amount:

(c)

Final maturity date:

(d)

Principal prepayment dates and amounts:

(e)

Interest rate:

(f)

Interest payment period:

[_______] in arrears

(g)

Payment and notice instructions: As set forth on attached Purchaser Schedule

[(C), (D)..... same information as above.]

II.

Closing Day:

III.

Issuance Fee:

Exhibit 2.2(e)

(to Note Purchase and Private Shelf Agreement)

WAUSAU PAPER CORP.

By:

Name:

Title:

Dated:

[PRUDENTIAL AFFILIATE]

By:

Vice President

[ATTACH PURCHASER SCHEDULES]

Exhibit 2.2(e)

(to Note Purchase and Private Shelf Agreement)

EXHIBIT 3.1

[FORM OF DISBURSEMENT DIRECTION LETTER]

[On Company Letterhead - place on one page]

[Date]

[Names and Addresses of

Series A Purchasers]

Re:

5.69% Series A Senior Notes due April 9, 2017 (the “Series A Notes”)

Ladies and Gentlemen:

Reference is made to that certain Note Purchase and Private Shelf Agreement (the “Note Agreement”), dated March 31, 2010 between Wausau Paper Corp., a Wisconsin corporation (the “Company”), on the one hand, and Prudential Investment Management Inc., the Initial Purchasers named in the Purchaser Schedule attached thereto each other Prudential Affiliate which becomes a party thereto, on the other hand.  Capitalized terms used herein shall have the meanings assigned to such terms in the Note Agreement.

You are herby irrevocably authorized and directed to disburse the $50,000,000 purchase price of the Notes by wire transfer of immediately available funds to [bank name and address], ABA #______________, for credit to the account of ______________, account no. _____________.

Disbursement when so made shall constitute payment in full of the purchase price of the Notes and shall be without liability of any kind whatsoever to you.

Very truly yours,

Wausau Paper Corp.

By:

Title:

Exhibit 3.1

(to Note Purchase and Private Shelf Agreement)

EXHIBIT 4.4(a)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

Matters to be Covered in

Opinion of Special Counsel to the Company

The closing opinion of special counsel to the Company, shall be dated the date of the applicable Closing Day and addressed to Prudential and the Purchasers of the Notes on such Closing Day, shall be satisfactory in scope and form to Prudential and each Purchaser and shall be to the effect that:

1.

The Company is a corporation, duly incorporated, validly existing and in active status under the laws of the State of Wisconsin, has the corporate power and authority to execute, deliver and perform its obligations under the Note Purchase and Private Shelf Agreement and such Notes and has the full corporate power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in and in each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified or licensed.

2.

Each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing as a foreign corporation in each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified or licensed.  Each Subsidiary has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and has the corporate power and authority to execute, deliver and perform its obligations under any Guaranty Agreement to which it is a party.

3.

All of the issued and outstanding shares of capital stock of each Subsidiary have been duly issued, are fully paid and non-assessable (subject, if applicable, to Section 180.0622(2)(b) of the Wisconsin Business Corporation Law relating to shareholders’ liability for employee wages) and are owned by the Company, by one or more Wholly-Owned Subsidiaries, or by the Company and one or more Wholly-Owned Subsidiaries free and clear of all liens, encumbrances, equities or claims.

4.

The execution and delivery of, and performance of the Company’s obligations under, the Note Purchase and Private Shelf Agreement and such Notes have been duly authorized by all necessary corporate action on the part of the Company, and

Exhibit 4.4(a)

(to Note Purchase and Private Shelf Agreement)

the Note Purchase and Private Shelf Agreement and such Notes have been duly executed and delivered by the Company.

5.

The execution and delivery of, and performance of each Subsidiary’s obligations under, any Guaranty Agreement to which it is a party, have been duly authorized by all necessary corporate action on the part of such Subsidiary, and each such Guaranty Agreement has been duly executed and delivered by such Subsidiary.

6.

Assuming application of the laws of the State of Wisconsin, the Note Purchase and Private Shelf Agreement and such Notes (including the choice of law provisions therein) constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

7.

Assuming application of the laws of the State of Wisconsin, each Guaranty Agreement, if any, constitutes the legal, valid and binding obligation of each Subsidiary that is a party thereto enforceable against each such Subsidiary in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance and similar laws affecting creditors rights generally and general principles of equity (regardless of whether application of such principles is considered in a proceeding in equity or at law).

8.

No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the (a) execution and delivery of, or performance of the Company’s obligations under, the Note Purchase and Private Shelf Agreement or such Notes, or (b) the execution and delivery of, or performance of any Subsidiary’s obligations under, any Guaranty Agreement.

9.

The execution and delivery of, and performance by the Company of its obligations under, such Notes and the Note Purchase and Private Shelf Agreement, and the execution and delivery of, and performance by each Subsidiary of its obligations under any Guaranty Agreement, do not violate any law, rule or regulation applicable to the Company or any Subsidiary, or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company or any Subsidiary pursuant to (a) the provisions of its charter or by-laws, (b) any agreement or other instrument evidencing Indebtedness described on Schedule 10.6 or filed by the Company with the Securities and Exchange Commission to which the Company is a party or by which the Company may be bound, or (c) to the knowledge of such counsel, any order, judgment, decree or ruling applicable to the Company or any Subsidiary.

Exhibit 4.4(a)

(to Note Purchase and Private Shelf Agreement)

10.

The issuance, sale and delivery of such Notes and any Guaranty Agreement under the circumstances contemplated by the Note Purchase and Private Agreement and any Guaranty Agreement do not require the registration of such Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

11.

Neither the issuance of the Notes nor the application of the proceeds of the sale of such Notes will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

12.

There are no actions, suits or proceedings pending or, to the knowledge of such counsel after due inquiry, threatened against or affecting the Company or any Subsidiary in any court or before any governmental authority or arbitration board or tribunal which call into question the ability of the Company to perform its obligations under the Note Purchase and Private Shelf Agreement and such Notes or the ability of any Subsidiary to perform its obligations under any Guaranty Agreement or on the legality, validity or enforceability of the Company’s obligations under the Note Purchase and Private Shelf Agreement or such Notes or on the legality, validity or enforceability of any Subsidiary’s obligations under any Guaranty Agreement.

13.

Neither the Company nor any Subsidiary is (a) an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended, (b) a “holding company”, “public utility company”, an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 2005, as amended, or (c) a “public utility” within the meaning of the Federal Power Act, as amended.

The opinion of special counsel to the Company shall cover such other matters relating to the sale of such Notes as each Purchaser may reasonably request.  With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company.  The opinion of special counsel shall provide that subsequent holders of the Notes may rely upon such opinion.

Exhibit 4.4(a)

(to Note Purchase and Private Shelf Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

Matters to be Covered in

Opinion of Special Counsel to the Purchasers

The closing opinion of Schiff Hardin LLP, special counsel to the Purchasers of the Notes, shall be dated the date of the applicable Closing Day and addressed to Prudential and each Purchaser of the Notes on such Closing Day, shall be satisfactory in scope and form to Prudential and each Purchaser and shall be to the effect that:

1.

The Company is a corporation, duly incorporated, validly existing and in active status under the laws of the State of Wisconsin and has the corporate power and authority to execute, deliver and perform its obligations under the Note Purchase and Private Shelf Agreement and such Notes.  The Note Purchase and Private Shelf Agreement and such Notes have been duly authorized by all necessary corporate action on the part of the Company and duly executed and delivered by the Company.

2.

Each Guarantor, if any,  is a corporation validly existing under the laws of the state of its incorporation and has the corporate power and authority to execute, deliver and perform its obligations under the Guaranty Agreement to which it is a party.  Each Guaranty Agreement, if any, has been duly authorized by all necessary corporate action on the part of the Guarantors part thereto and duly executed and delivered by such Guarantors.

3.

The Note Purchase and Private Shelf Agreement and such Notes constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

4.

Any Guaranty Agreement constitutes the legal, valid and binding obligation of the Guarantors party thereto, enforceable against such Guarantors in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

5.

The issuance, sale and delivery of such Notes and any Guaranty Agreement (as applicable) under the circumstances contemplated by the Note Purchase and Private Shelf Agreement and such Guaranty Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

Exhibit 4.4(b)

(to Note Purchase and Private Shelf Agreement)

The opinion of Schiff Hardin LLP shall also state that the opinion of Ruder Ware, L.L.S.C., is satisfactory in scope and form to Schiff Hardin LLP and that, in their opinion, the purchasers and it are justified in relying thereon.

With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of such Notes.  In rendering the opinions set forth in paragraphs 1 and 2 above, Schiff Hardin LLP may rely upon the opinion of Ruder Ware, L.L.S.C.

Exhibit 4.4(b)

(to Note Purchase and Private Shelf Agreement)